PROSPECTUS
SEPTEMBER 18, 1998


The Prudential Insurance Company of America
The Prudential Variable Contract Account GI-2


GROUP VARIABLE UNIVERSAL LIFE
INSURANCE CONTRACT
for J.P. Morgan & Co. Incorporated

This prospectus describes a Group Variable Universal Life Insurance Contract offered by The Prudential Insurance Company of America ("Prudential") for group insurance issued to J.P. Morgan & Co. Incorporated ("J.P. Morgan"). The benefits available under the Group Variable Life Insurance Contract (which, from this point on, is called the "Group Contract") are in addition to any Basic Employee
Term Life insurance benefits.

Each Eligible Group Member or spouse who obtains coverage under the Group
Contract (a "Participant") will receive a Certificate describing the coverage.
Eligible Group Members include full-time or regular part-time employees of J.P.
Morgan, its subsidiaries, or one of its affiliated companies (on U.S. payroll) scheduled to work 20 or more hours weekly.

The Group Contract and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The
Death Benefit and Cash Surrender Value of a Certificate will vary daily with the performance of the investment options the Participant selects, but the Death
Benefit will generally not be less than the Face Amount of the Certificate.
Subject to certain requirements and limitations, surrenders, partial withdrawals, and loans are available.

The Prudential Variable Contract Account GI-2 (the "Separate Account") is composed of a number of variable investment options (each, a "Subaccount"), twelve of which are currently available to Participants. The assets of each Subaccount will be invested in a corresponding mutual fund from one of three families of mutual funds: The Prudential Series Fund, Inc. (the "Series Fund"), the J.P. Morgan Series Trust II, or American Century Variable Portfolios, Inc.
(collectively, the "Funds"). Participants may direct premium payments only to the Subaccounts corresponding to the Funds or to the Fixed Account, an investment option under which Prudential guarantees an effective annual interest rate of at least 4%.

The twelve available Funds are briefly described under THE FUNDS, beginning on page 8. The investment objectives and policies of each Fund, and the risks of investing in the Fund, are described in each Fund's prospectus and statement of additional information. This prospectus will be followed by current prospectuses for each of the available Funds.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE
CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE,
SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW
POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL
POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE
BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND
COSTS OF PURCHASING THE CERTIFICATE DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD
CONSULT WITH A QUALIFIED TAX ADVISER.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT WILL BE
FOLLOWED BY CURRENT PROSPECTUSES FOR EACH OF THE FUNDS AVAILABLE TO YOU. EACH OF
THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                             751 BROAD STREET
                                       NEWARK, NEW JERSEY 07102-3777
                                         TELEPHONE (800) 562-9874

GVUL-1b Ed. 9-98

                                        i

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                                                     TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       ----
BRIEF DESCRIPTION OF THE GROUP CONTRACT
      AND CERTIFICATES..................................................................................................  1

HYPOTHETICAL ILLUSTRATIONS OF
      DEATH BENEFITS AND CASH SURRENDER VALUES..........................................................................  4

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2, AND
      THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATES..................................................  8
      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.......................................................................  8
      THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2.....................................................................  8
      THE FUNDS.........................................................................................................  8
      THE FIXED ACCOUNT................................................................................................. 11

DETAILED INFORMATION ABOUT THE CERTIFICATES............................................................................. 11
      PERSONS ELIGIBLE FOR COVERAGE..................................................................................... 11
      ISSUANCE OF A CERTIFICATE......................................................................................... 12
      SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"...................................................................... 12
      EVIDENCE OF INSURABILITY.......................................................................................... 12
      PROCEDURES........................................................................................................ 12
      PREMIUMS.......................................................................................................... 13
      EFFECTIVE DATE OF INSURANCE....................................................................................... 13
      ALLOCATION OF PREMIUMS............................................................................................ 13
      TRANSFERS......................................................................................................... 14
      DOLLAR COST AVERAGING............................................................................................. 14
      DEATH BENEFITS.................................................................................................... 15
      CHANGES IN FACE AMOUNT............................................................................................ 16
      CHARGES AND EXPENSES.............................................................................................. 17
      CASH SURRENDER VALUE.............................................................................................. 18
      FULL SURRENDERS................................................................................................... 19
      ELECTION OF PAID-UP INSURANCE..................................................................................... 19
      PARTIAL WITHDRAWALS............................................................................................... 19
      LOANS............................................................................................................. 20
      LAPSE............................................................................................................. 20
      TERMINATION OF THE GROUP CONTRACT................................................................................. 21
      PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS (OR SPOUSES OF ELIGIBLE GROUP MEMBERS)...................... 21
      OPTIONS ON TERMINATION OF COVERAGE................................................................................ 21
      REINSTATEMENT..................................................................................................... 22
      TAX TREATMENT OF CERTIFICATE BENEFITS............................................................................. 23
      ERISA CONSIDERATIONS.............................................................................................. 25
      WHEN PROCEEDS ARE PAID............................................................................................ 26
      BENEFICIARY ...................................................................................................... 26
      INCONTESTABILITY.................................................................................................. 26
      MISSTATEMENT OF AGE............................................................................................... 26
      SUICIDE EXCLUSION................................................................................................. 26
      ASSIGNMENT........................................................................................................ 26
      VOTING RIGHTS..................................................................................................... 27
      SUBSTITUTION OF FUND SHARES....................................................................................... 27
      ACCELERATED DEATH BENEFIT......................................................................................... 27
      REPORTS........................................................................................................... 28
      SALE OF THE CONTRACT AND SALES COMMISSIONS........................................................................ 28
      RATINGS AND ADVERTISEMENTS........................................................................................ 28
      STATE REGULATION.................................................................................................. 29
      EXPERTS........................................................................................................... 29
      LITIGATION........................................................................................................ 29
      YEAR 2000 COMPLIANCE.............................................................................................. 30
      ADDITIONAL INFORMATION............................................................................................ 30

DEFINITIONS OF SPECIAL TERMS
      USED IN THIS PROSPECTUS........................................................................................... 31

DIRECTORS AND OFFICERS OF PRUDENTIAL.................................................................................... 33



                                       ii

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

FINANCIAL STATEMENTS.................................................................................................... 37

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY
      OF AMERICA AND SUBSIDIARIES.......................................................................................A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE FUNDS.
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                                       iii

                     BRIEF DESCRIPTION OF THE GROUP CONTRACT
                                AND CERTIFICATES

The following section provides brief answers to some common questions about the more significant features of the Group Variable Universal Life Insurance Contract issued to J.P. Morgan and the Certificates issued under that Contract. More detailed information is provided in the subsequent sections of this prospectus and in the Group Contract and Certificate themselves.

WHAT IS THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is the variable life insurance contract issued by Prudential to J.P. Morgan. It sets forth the terms under which eligible members of the group and their spouses can obtain variable life insurance protection for themselves. Group members or spouses who obtain such insurance (each, a "Participant") receive a Certificate describing their coverage. Certificates will provide for a Death Benefit and a Cash Surrender Value. Both the Death Benefit and the Cash Surrender Value of a Certificate will vary daily with the performance of the investment options chosen by the Participant. The benefits available under the Group Variable Life Insurance Contract are in addition to any Basic Employee Term Life Insurance benefits.

HOW IS THE DEATH BENEFIT UNDER A CERTIFICATE COMPUTED?

A Participant will choose a Face Amount of insurance for his or her Certificate, within certain limits. The Death Benefit will generally be that Face Amount plus the value of the Participant's Certificate Fund as of the date of death. The Certificate Fund initially consists of the Net Premiums invested in the investment options chosen by the Participant. The value of the Certificate Fund will vary daily to reflect the investment performance of the selected option(s) and the deduction of charges by Prudential. Under certain circumstances, the Death Benefit will be increased above the value of the Face Amount plus the Certificate Fund to assure that the Certificate continues to meet the definition of "life insurance" under the Internal Revenue Code. Any Death Benefit otherwise payable will be reduced by any Certificate Debt and outstanding charges. See DEATH BENEFITS, page 15.

HOW IS THE CASH SURRENDER VALUE OF A CERTIFICATE COMPUTED?

The Cash Surrender Value of a Certificate as of any date is equal to the value of the Certificate Fund as of that date, reduced by any Certificate Debt and outstanding charges. See CASH SURRENDER VALUE, page 18.

WHAT PREMIUMS MUST BE PAID?

A Participant generally has flexibility to select the frequency and amount of premium payments. Participants employed (or whose spouses are employed) by J.P. Morgan, its subsidiaries, or affiliates will generally make premium payments by automatic payroll deduction. The insurance will remain in force so long as the balance in the Certificate Fund is sufficient to pay the monthly charges under the Certificate. If the balance in the Certificate Fund is not sufficient to pay any month's charges, and the Participant fails to make premium payments sufficient to bring the balance above this minimum amount during the grace period, the Participant's insurance will lapse.
See PREMIUMS, page 13.

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has twelve Subaccounts that are currently available to Participants. Each of these Subaccounts invests in a single corresponding Fund. J.P. Morgan may in the future make additional Funds available, up to a maximum of twenty Funds. Participants may allocate their premium payments to any of the twelve available Subaccounts or to the Fixed Account, an option under which interest is credited at rates declared periodically by Prudential. See THE FIXED ACCOUNT, page 11. For more information about the Funds and their investment objectives, see THE FUNDS, page 8. Additional information about each Fund appears in its respective prospectus.

DO CERTIFICATES PROVIDE PARTICIPANTS WITH CHOICE AND FLEXIBILITY IN ADDRESSING A RANGE OF DIFFERENT INSURANCE PROTECTION AND INVESTMENT OBJECTIVES?

Yes. Because the Cash Surrender Value of a Participant's insurance will vary with the investment experience of the investment options the Participant chooses, a Certificate under the Group Contract offers an opportunity for the Cash Surrender Value to appreciate more than it would under comparable insurance without variable investment options. It is also possible, however, for the Cash Surrender Value to decrease in value if the investment experience of the selected investment option(s) is unfavorable. The variable investment options vary in their risks, and Participants can choose to direct the amounts in their Certificate Fund to more aggressive or more conservative variable investment options as their personal circumstances and investment objectives may dictate over time.

Participants who prefer to avoid or reduce the risks involved in any of the variable options may elect to allocate all or a portion of Net Premiums to the Fixed Account. Prudential guarantees that the part of the Certificate Fund allocated to this option will accrue interest daily at a rate that Prudential declares periodically. Although this rate will change from time to time, it will not be less than an effective annual rate of 4%. See THE FIXED ACCOUNT, page 11.

In short, the Certificate's investment options and premium flexibility can be used to meet the changing needs of Participants over time.

WHAT CHARGES ARE MADE?

Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment option(s). All of these charges, which are designed to compensate Prudential for insurance costs and risks, as well as cover Prudential's expenses, are fully described under CHARGES AND EXPENSES, page 17. The following diagram briefly outlines the charges that may be made.

                                       2
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                  -------------------------------------------------------------------------------------------------------
                                                              PREMIUM PAYMENT
                  -------------------------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------

                                   o     less a charge (currently 2.3%) for
                                         taxes attributable to premium payments.
                                         In some jurisdictions, this is called a
                                         premium-based administrative charge.
                                   o     less a processing charge, if any. Prudential does not
                                         currently impose a processing charge.  If Prudential does
                                         so in the future, it will not exceed $2 per premium
                                         payment.
                                   o     less a sales charge, if any. Prudential does not currently impose a sales charge. If Prudential does so in the
                                         future, it will not exceed 3 1/2% of the premium payment.
                                   --------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Net Premium Amount
o    To be invested in one or a combination of the investment options available to the Participant.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Daily Charges
o    A daily charge is deducted from the assets of the Subaccounts of the Separate Account for mortality and expense risks. The current daily charge is equivalent to an effective annual rate of 0.45%. The charge is guaranteed not to exceed an effective annual rate of 0.90%. This daily charge does not apply to the Fixed Account.
o    Investment management fees and expenses are deducted from the assets of the Funds. In 1997, the total expenses (after expense reimbursement) of the Funds ranged from 0.43% to 1.50% of their average net assets. See pages 9 through 11.
     -------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
                                                             Monthly Charges
o    A charge for the cost of insurance is deducted from the Certificate Fund.
o    A monthly administrative charge is also deducted from the Certificate Fund. Currently, the monthly administrative charge is $2.
     Prudential may increase this charge in the future, but it will not exceed $6 per month.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Possible Additional Charges
o    Prudential will assess a charge of $20 for each transfer after the twelfth transfer in the same Certificate Year. This charge will not increase.

o    Prudential currently does not assess a charge for any other taxes imposed upon the operations of the Separate Account, but reserves the right to assess such a charge.

o    Participants who are no longer Eligible Group Members but who continue coverage on a Portable basis must pay an additional administrative charge for direct billing of $3 per bill (which the Participant may receive quarterly, semi-annually, or annually, at the Participant's option).

o    Prudential also reserves the right to assess charges in connection with certain other transactions.
------------------------------------------------------------------------------------------------------------------------------------


WHAT WITHDRAWAL OR LOAN RIGHTS DO PARTICIPANTS HAVE?


At any time while a Certificate is in effect, a Participant may elect to surrender his or her insurance and receive its Cash Surrender Value. A Participant may also request a partial withdrawal from the Certificate Fund. See FULL SURRENDERS, page 19, and PARTIAL WITHDRAWALS, page 19.


A Participant may borrow a total amount up to the Loan Value of his or her Certificate. The Loan Value of a Certificate at any time is determined by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges. When a loan is taken, an amount equal to the loan is transferred from the investment options to a Loan Account that remains part of the Certificate Fund. This Loan Account earns interest at an effective annual rate that is currently 1% less than the interest charged on the loan. Any outstanding Certificate Debt will be deducted from proceeds payable at the Covered Person's death or upon surrender. See LOANS, page 20.

HOW IS A PARTICIPANT'S INSURANCE AFFECTED IF HE OR SHE IS NO LONGER A MEMBER OF THE GROUP?

A Participant who is no longer included in the group of eligible members (or is no longer the spouse of an eligible member) may elect to continue the insurance provided by the Group Contract on a Portable basis if he or she meets certain eligibility requirements. Certificates continued on a Portable basis may be subject to higher charges. A Participant may also surrender the Certificate for its Cash Surrender Value, elect to use the Cash Surrender Value of the Certificate to purchase paid-up insurance, or convert the Certificate to an individual life insurance policy. See OPTIONS ON TERMINATION OF COVERAGE, page 21.

WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER A
CERTIFICATE?

Variable life insurance contracts, such as the one offered by this Prospectus, receive the same federal income taxation treatment as conventional fixed benefit life insurance. This means, first, that any Death Benefit paid would generally be excluded from the gross income of the beneficiary. Second, any annual increases in the value of the Certificate Fund, whether from income or capital appreciation, would not be included in the taxable income of a Participant. Third, assuming that premiums are not paid above levels that would make a Certificate a "Modified Endowment Contract" as defined in the Internal Revenue Code, pre-death distributions, whether in the form of surrenders or partial withdrawals, would be treated first as a return of the Participant's investment in the Certificate and then as a distribution of taxable income, and loans would not be treated as distributions at the time the loan was made. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

                          HYPOTHETICAL ILLUSTRATIONS OF
                    DEATH BENEFITS AND CASH SURRENDER VALUES

The two illustrations that follow show how the Death Benefit and Cash Surrender Value change with the investment experience of the Separate Account. They are not projections of values; they are intended to show how a Certificate works. They are "hypothetical" because they are based upon several assumptions, as described below.

Both illustrations assume that a 40-year old Covered Person has purchased the Certificate with a Face Amount of $100,000 and makes one $100 payment on the first day of each month, for a total of $1200 over the course of each year. Both illustrations also assume that the monthly Certificate Fund charges are deducted on the first day of each month. Both illustrations further assume that the Certificate Fund has been invested in equal amounts in each of the twelve available Funds, and that a charge equal to 2.3% of each premium payment has been deducted for taxes attributable to premium payments.

The first illustration assumes that the maximum sales, processing, administrative, mortality and expense risk, cost of insurance, and surrender charges permitted under the Contract are charged for the indefinite future. Specifically, the first illustration assumes (1) a sales charge of 3.5% of premiums; (2) a premium processing charge of $2; (3) a monthly administrative charge of $6; (4) daily charges for mortality and expense risks equivalent to an effective annual rate of 0.90%; (5) the maximum guaranteed monthly cost of insurance charges (which is 100% of the 1980 Commissioner's Standard Ordinary Mortality Table, Male, Age Last Birthday, also known as the "1980 CSO Table"); and (6) a surrender charge equal to the lesser of $20 or 2% of the amount received upon surrender. Current charges are less than these assumptions, but Prudential reserves the right to charge up to these maximum amounts.

The second illustration assumes that the current sales, processing, administrative, mortality and expense risk, cost of insurance, and surrender charges deducted under the Contract are assessed for the indefinite future. Specifically, the second illustration assumes (1) no sales charge; (2) no premium processing charge; (3) a monthly administrative charge of $2; (4) daily charges for mortality and expense risks equivalent to an effective annual rate of 0.45%; (5) the cost of insurance charges currently imposed for a non-smoker under the J.P. Morgan Contract; and (6) no surrender charge. These are the charges that Prudential currently imposes.

Finally, there are three assumptions, shown separately in each illustration, about average investment performance of the Covered Person's investment options. The first is that there will be a uniform zero percent gross rate of return, that is, that the average value of the Certificate Fund will uniformly be adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 4.5% and 9%. These, of course, are merely assumptions, and actual returns will fluctuate from year to year. Nevertheless, these illustrations show how the Cash Surrender Value and the Death Benefit change with investment experience.




The first column in each illustration shows the Certificate Year. The second column, to provide context, shows what the aggregate amount would be if the assumed premiums had been invested in a savings account crediting interest at a 4% effective annual rate. Of course, if that were done, there would be no life insurance protection. The next three columns show the Death Benefit payable in each of the years shown for the three different assumed investment returns. Note that a gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of income and capital appreciation of the twelve Funds before any reduction is made for investment management fees or other Fund expenses. The net return reflects an average total annual expense ratio of the twelve Funds of 0.88% and the daily mortality and expense risks charge described above. Thus, assuming gross returns of 0%, 4.5% and 9%, the equivalent net returns for the first illustration are -1.78%, 2.72%, and 7.22%, respectively; and the net returns for the second illustration are -1.33%, 3.17%, and 7.67%, respectively. The Death Benefits and Cash Surrender
Values shown reflect the deduction of all expenses and charges both for the Subaccounts and under the Certificate.


The amounts shown assume that there is no loan or partial withdrawal.


Upon request, Prudential will provide comparable hypothetical illustrations for a Certificate reflecting the proposed Covered Person's age, risk class, proposed
Face Amount of insurance, and proposed premium payments and schedule.

                                       5
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

                                                            ILLUSTRATIONS
(JP MORGAN)
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                        ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                                                  USING MAXIMUM CONTRACTUAL CHARGES


                                                Death Benefit(1)                       Cash Surrender Value(1)
                                     --------------------------------------   -----------------------------------------
                                         Assuming Hypothetical (and Net)        Assuming Hypothetical Gross (and Net)
                                             Annual Invest Return of                 Annual Investment Return of
      End of         Premiums        --------------------------------------   -----------------------------------------
   Certificate     Accumulated          0% Gross   4.5% Gross    9% Gross      0% Gross      4.5% Gross      9% Gross
       Year       at 4% per year     (-1.78%) Net  (2.72% Net)  (7.22% Net)   (-1.78%) Net   (2.72% Net)    (7.22% Net)
   -----------    --------------     ------------  ----------   -----------   ------------   -----------    -----------
         1           $1,226           $100,712     $100,729      $100,747       $  698         $  715         $   732
         2            2,501            101,385      101,451       101,519        1,365          1,431           1,499
         3            3,827            102,016      102,164       102,318        1,996          2,144           2,298
         4            5,206            102,606      102,863       103,141        2,586          2,843           3,121
         5            6,640            103,151      103,547       103,988        3,131          3,527           3,968
         6            8,131            103,651      104,213       104,859        3,631          4,193           4,839
         7            9,682            104,103      104,857       105,752        4,083          4,837           5,732
         8           11,295            104,507      105,478       106,668        4,487          5,458           6,648
         9           12,973            104,859      106,071       107,603        4,839          6,051           7,583
        10           14,718            105,157      106,630       108,555        5,137          6,610           8,535
        15           24,546                  0 (2)  108,633       113,339            0 (2)      8,613          13,319
        20           36,503                  0      108,421       117,332            0          8,401          17,312
        25           51,051                  0      104,336       118,727            0          4,316          18,707
        30           68,751                  0            0 (2)   113,776            0              0 (2)      13,756
        35           90,286                  0            0             0 (2)        0              0               0 (2)
        40          116,486                  0            0             0            0              0               0


-------------

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN  THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS  INCLUDING  THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER
VALUE FOR A CERTIFICATE  WOULD BE DIFFERENT  FROM THOSE SHOWN IF THE ACTUAL RATE
OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE  OR  BELOW  THOSE   AVERAGES  FOR   INDIVIDUAL   CERTIFICATE   YEARS.   NO
REPRESENTATIONS  CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE  HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 6
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


                                                           ILLUSTRATIONS
(JPMORGAN)
                                        GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                  SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                       ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                           USING CURRENT EXPENSE CHARGES AND CURRENT NON-SMOKER COST OF INSURANCE CHARGES


                                                  Death Benefit(1)                          Cash Surrender Value(1)
                                     -----------------------------------------     -----------------------------------------
                                         Assuming Hypothetical (and Net)              Assuming Hypothetical Gross (and Net)
                                             Annual Invest Return of                      Annual Investment Return of
      End of         Premiums        -----------------------------------------     -----------------------------------------
    Certificate     Accumulated       0% Gross       4.5% Gross     9% Gross         0% Gross       4.5% Gross     9% Gross
        Year      at 4% per year     (-1.33%) Net    (3.17% Net)   (7.67% Net)     (-1.33%) Net    (3.17% Net)   (7.67% Net)
    -----------   --------------     ------------    -----------   -----------     ------------   -----------    -----------
         1           $  1,226          $101,014       $101,039     $101,064           $ 1,014       $ 1,039       $  1,064
         2              2,501           102,015        102,111      102,209             2,015         2,111          2,209
         3              3,827           103,003        103,218      103,442             3,003         3,218          3,442
         4              5,206           103,977        104,359      104,770             3,977         4,359          4,770
         5              6,640           104,939        105,536      106,200             4,939         5,536          6,200
         6              8,131           105,800        106,662      107,647             5,800         6,662          7,647
         7              9,682           106,650        107,823      109,206             6,650         7,823          9,206
         8             11,295           107,489        109,020      110,884             7,489         9,020         10,884
         9             12,973           108,316        110,256      112,692             8,316        10,256         12,692
        10             14,718           109,133        111,531      114,637             9,133        11,531         14,637
        15             24,546           112,392        117,795      126,014            12,392        17,795         26,014
        20             36,503           114,494        124,056      141,289            14,494        24,056         41,289
        25             51,051           114,998        129,735      161,556            14,998        29,735         61,556
        30             68,751           112,211        132,721      186,793            12,211        32,721         86,793
        35             90,286           103,807        129,712      216,034             3,807        29,712        116,034
        40            116,486                 0(2)     119,405      250,742                 0 (2)    19,405        150,742


-------------

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                    GENERAL INFORMATION ABOUT PRUDENTIAL, THE
                 PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2, AND
                 THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER
                                THE CERTIFICATES

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that could take two years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Any plan of reorganization adopted by the Board of Directors would have to be approved by qualified policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page A-1 (following page
37) and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contract and the insurance it provides under the Contract. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contract and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 136 Subaccounts within the Separate Account, twelve of which are available to Participants, and each of which invests in a single corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS

Set out below is a list of each available Fund, its investment objectives (and in some cases, additional investment policies), investment management fees and other expenses, and its investment adviser.

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund currently available to Participants and their investment objectives and fees are as follows:

MONEY MARKET PORTFOLIO: The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations.

FLEXIBLE MANAGED PORTFOLIO: Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

HIGH YIELD BOND PORTFOLIO: Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to lower quality ranges.

PRUDENTIAL JENNISON PORTFOLIO: Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

GLOBAL PORTFOLIO: Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.




=================================================================================================================
                                                                                                  Total Fund
                                                    Investment                                 Annual Expenses
                                                    Management              Other               (After Expense
                    Funds                              Fee                Expenses              Reimbursements)
-----------------------------------------------------------------------------------------------------------------
THE SERIES FUND
 Money Market Portfolio (1)                           0.40%                 0.03%                    0.43%
 Flexible Managed Portfolio (1)                       0.60%                 0.02%                    0.62%
 High Yield Bond Portfolio (1)                        0.55%                 0.02%                    0.57%
 Prudential Jennison Portfolio (1)                    0.60%                 0.04%                    0.64%
 Global Portfolio (1)                                 0.75%                 0.10%                    0.85%
=================================================================================================================


(1) SERIES FUND. With respect to the Series Fund portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

J.P. MORGAN SERIES TRUST II

The portfolios of the J.P. Morgan Series Trust II in which the Separate Account may currently invest and their investment objectives, investment policies, and fees are as follows:

J.P. MORGAN BOND PORTFOLIO: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government agency obligations, corporate securities, private placements, asset-backed and mortgage-related securities.

J.P. MORGAN EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in the common stock of U.S. corporations with market capitalizations above $1.5 billion.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: Seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio's primary equity investments are the common stock of companies based in developed countries outside the U.S. and in developing countries.

J.P. MORGAN SMALL COMPANY PORTFOLIO: Seeks to provide high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.


J.P. Morgan Investment Management, Inc. serves as the investment adviser to each of the above-mentioned portfolios. The principal business address of J.P. Morgan Investment Management, Inc. is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.




==============================================================================================================
                                                                                              Total Fund
                                                  Investment                               Annual Expenses
                                                  Management             Other             (After Expense
                    Funds                             Fee              Expenses            Reimbursements)
--------------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
 J.P. Morgan Bond Portfolio (1)                      0.30%               0.45%                   0.75%
 J.P. Morgan Equity Portfolio (1)                    0.40%               0.50%                   0.90%
 J.P. Morgan International                           0.60%               0.60%                   1.20%
       Opportunities Portfolio (1)
 J.P. Morgan Small Company Portfolio (1)             0.60%               0.55%                   1.15%

==============================================================================================================

(1) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of J.P. Morgan Investment Management, Inc., to reimburse the Trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.90%, 1.20% and 1.15% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan International Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.91% for the J.P. Morgan Bond Portfolio, 2.31% for the J.P. Morgan Equity Portfolio, 4.25% for the J.P. Morgan International Opportunities Portfolio and 3.81% for the J.P. Morgan Small Company Portfolio.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives, policies, and fees are as follows:

VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income. Management of the Portfolio intends to maintain approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to maintain approximately 40% of the Portfolio's assets in fixed income securities (with a minimum of 25% of that amount in fixed income senior securities).

VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to- large market capitalizations that are believed by management to be undervalued at the time of purchase.

The investment adviser for each fund is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The distributor of the funds is American Century Investment Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

================================================================================
                                                         Total Fund
                    Funds                             Annual Expenses
--------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 VP Balanced Portfolio (1)                                 1.00%
 VP International Portfolio (1)                            1.50%
 VP Value Portfolio (1)                                    1.00%
================================================================================

(1)  Fees are all-inclusive.

A FULL DESCRIPTION OF THE FUNDS, THEIR INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, THEIR EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, AND ALL OTHER ASPECTS OF THEIR OPERATIONS IS CONTAINED IN THE PROSPECTUSES FOR EACH AVAILABLE FUND AND IN THE RELATED STATEMENTS OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET. SUBJECT TO COMPLIANCE WITH APPLICABLE LAW, PRUDENTIAL MAY CEASE OFFERING ANY FUND AND MAY SUBSTITUTE ANOTHER MUTUAL FUND FOR ANY FUND.

THE EXPENSES RELATING TO THE FUNDS (OTHER THAN THOSE OF THE SERIES FUND) HAVE BEEN PROVIDED TO PRUDENTIAL BY THE FUNDS, AND HAVE NOT BEEN INDEPENDENTLY VERIFIED BY PRUDENTIAL.

THE FIXED ACCOUNT

A Participant may elect to allocate all or part of the amount in his or her Certificate Fund to the Fixed Account. The amount so allocated or transferred becomes part of Prudential's general assets, commonly referred to as the general account. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Participants do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Certificate Fund allocated to the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion periodically declare a higher rate. At least annually and on request, a Participant will be advised of the interest rate that currently applies to his or her Certificate.

By allocating premium payments to the Fixed Account in amounts sufficient to cover the monthly Certificate Fund charges, a Participant can use the Certificate as a way to obtain life insurance coverage, with little or no accumulation of Cash Surrender Value. Even such a Participant retains, of course, the option to build a Cash Surrender Value by paying larger premiums and applying the excess amount to any of the investment options available under the Certificate.

Transfers from the Fixed Account are subject to strict limits. See TRANSFERS, page 14. The payment of any Cash Surrender Value attributable to the Fixed Account may be delayed for up to 6 months. See WHEN PROCEEDS ARE PAID, page 26.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

                   DETAILED INFORMATION ABOUT THE CERTIFICATES

PERSONS ELIGIBLE FOR COVERAGE

Eligible Group Members include all full-time or regular part-time employees of J.P. Morgan, its subsidiaries, and its affiliated companies (on U.S. payroll) scheduled to work 20 or more hours weekly. Subsidiaries and affiliated companies include all companies that J.P. Morgan has requested be included in the Group Contract, provided that Prudential has granted the request. An Eligible Group Member and his or her spouse may each separately apply for coverage under the Group Contract for himself or herself. Former employees (and their spouses) who retire or terminate employment after January 1, 1999 may, if they meet certain eligibility requirements, continue coverage on a Portable basis. See PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS, page 21.

ISSUANCE OF A CERTIFICATE

Eligible Group Members or their spouses wishing to obtain insurance coverage through the Group Contract must complete the appropriate enrollment form. The person to be insured (that is, the Eligible Group Member or his or her spouse) must undergo any required medical underwriting, including in some cases medical testing. See EVIDENCE OF INSURABILITY, page 12. If the enrollment form is accepted, Prudential will issue a Certificate to the person applying for insurance coverage (the "Participant") which will describe the rights, benefits, coverage, and obligations with respect to the coverage. The minimum Face Amount for a Certificate insuring the life of an Eligible Group Member is generally $50,000 and the maximum Face Amount is generally the lesser of $1,500,000 or five times that person's Annual Base Salary at enrollment. The minimum Face Amount for the spouse of an Eligible Group Member is $50,000 and the maximum Face Amount is $300,000. To be a Covered Person (that is, to obtain insurance coverage), an individual must be between the ages of 18 and 74 at the time the Certificate is issued. The maximum age beyond which a person may no longer be covered under a Certificate is 100. At that time, the Participant may: (1) elect to receive the Cash Surrender Value of the Certificate; (2) elect to purchase Paid-Up Insurance; or (3) continue to hold the Certificate. If option 3 is chosen, monthly charges attributable to the cost of insurance will end and the Death Benefit will equal the Certificate Fund reduced by any Certificate Debt and any outstanding charges. In addition, the Participant cannot make premium contributions, although loan repayments will be permitted. Prudential believes a cash distribution upon termination of coverage will be subject to the same tax treatment as other cash surrenders. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

A Certificate may be returned for a refund within 10 days after it is received by the Participant. Some states allow a longer period of time during which a Certificate may be returned for a refund. A refund can be requested by mailing the Certificate to Prudential (or Prudential's designee) at the address specified in the enrollment materials given to Participants or to such other address specified by Prudential. The Participant who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience. However, if applicable state law so requires, the Participant will then receive a refund of all premium payments made, plus or minus any change due to investment experience in the value of the invested portion of the premiums, calculated as if no charges had been made against the Separate Account or the Funds. During the first 10 days following the Certificate Date, premium payments will be invested in the Series Fund Money Market Portfolio. Prudential also reserves the right to limit contributions and transactions during the Free Look period.

EVIDENCE OF INSURABILITY

Limited evidence of insurability is required for Face Amounts up to the lesser of two times Annual Base Salary or $100,000. Medical testing is required for Face Amounts greater than that, and may also be required for any applicant who answers positively to any of the limited evidence of insurability questions.

A Covered Person who was enrolled and approved prior to January 1, 1999 requires no evidence of insurability for any previously approved coverage amount.

PROCEDURES

An Eligible Group Member or spouse seeking coverage under the Group Contract will submit enrollment forms to Prudential in the manner specified in the form. Eligible Group Members generally will pay premium payments by automatic payroll deduction. The spouse of an Eligible Group Member will generally pay premiums by automatic deduction from the Eligible Group Member's pay. Participants should submit other premium payments, transfer orders, reallocations, loan or withdrawal requests, or other communications relating to the Participant's insurance directly to Prudential. A Participant should consult the applicable form, which will set forth the applicable procedures to submit a payment or document, make transfers, request loans and withdrawals, or reallocate premium payments. Forms are available from J.P. Morgan or Prudential upon request. Enrollment forms and other documents, payments, orders, and all other communications will be deemed received by Prudential when received in good order at the address specified on the form.

Financial transactions are normally reconciled at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, certain premium payments, loan repayments, or withdrawals) cannot be executed until the next business day, when banks and financial institutions have re-opened for business. In most cases, this will result in a one-day delay in the movement of money from one investment vehicle to another. The delay may be longer for payment of the Death Benefit, Cash Surrender Value, partial withdrawal, or loan proceeds. See WHEN PROCEEDS ARE PAID, page 26. Transfers among the Subaccounts and dollar cost averaging are not subject to this possible delay. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short-term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund.

PREMIUMS

Participants are responsible for making all premium payments and generally have flexibility in determining the amount and timing of these payments. A Certificate will remain in force so long as the Certificate Fund is sufficient to cover monthly Certificate Fund charges. In general, if the Certificate Fund minus Certificate Debt and outstanding charges on any Semi-Monthly Deduction Day (or Monthly Deduction Day for a Participant who does not generally pay premiums by automatic payroll deduction) is insufficient to cover the charges to be deducted, then the coverage will be in default and a grace period will begin. See LAPSE, page 20.

Participants who are Eligible Group Members generally pay premiums through automatic payroll deductions. Eligible Group Members whose spouses are Participants also generally pay the spouse's premiums through automatic payroll deduction. If an Eligible Group Member does pay premiums through automatic payroll reductions, the minimum deduction per payroll period is $10. Participants who no longer are Eligible Group Members (or the spouses of Eligible Group Members) but continue their coverage on a Portable basis will be direct billed by Prudential quarterly, semi-annually, or annually, at the Participant's option. In addition to any premium paid on a routine basis, a Participant may make additional premium payments at any time directly to Prudential or its designee, subject to the applicable charges. Any additional premium payment must be at least $100. Prudential reserves the right to limit the amount of such additional premiums.

Due to the payment of additional premiums, or investment growth, the total amount of insurance may have to be increased for the insurance to continue to qualify as life insurance for federal tax purposes. In addition, if a Participant makes premium payments in excess of certain limits, the tax status of the insurance may change to that of a "Modified Endowment Contract" under
Section 7702A of the Internal Revenue Code, which could be significantly disadvantageous from a tax standpoint. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23. Prudential reserves the right not to accept or to return any premium payment which would cause a Participant's insurance to fail to qualify as life insurance under applicable tax laws, or which would increase the Death Benefit by more than it increases the Certificate Fund.

EFFECTIVE DATE OF INSURANCE

A Participant's insurance will go into effect on the first day of the calendar month after his or her enrollment form for participation under the Group Contract, including underwriting, if any, is approved. That effective date is the Certificate Date.

ALLOCATION OF PREMIUMS

BEFORE OR ON CERTIFICATE DATE. All premium payments received before the Certificate Date will be deposited in Prudential's general account. Prudential will not pay interest on these amounts. These premium payments, as well as any payments received on the Certificate Date, will be applied to the Series Fund Money Market Subaccount as of the Certificate Date, after the deduction of any applicable charges. See CHARGES AND EXPENSES, page 17. These Net Premiums will remain invested in the Series Fund Money Market Subaccount for the 10 days following the Certificate Date and will thereafter be allocated to the investment options selected by the Participant. However, if the Participant fails to furnish an enrollment form containing complete investment allocation information, then the Participant's Net Premiums will remain invested in the Series Fund Money Market Subaccount until the Participant furnishes complete information.

AFTER CERTIFICATE DATE. Premium payments made after the Certificate Date will be reduced by any applicable charges. See CHARGES AND EXPENSES, page 17. If the Participant has failed to furnish an enrollment form containing complete investment allocation information, then the Participant's Net Premium payments submitted after the Certificate Date will be invested in the Series Fund Money
Market Subaccount until the Participant furnishes complete information. Assuming the Certificate has been effective for 10 days, the Net Premiums will be allocated to the investment options selected by the Participant as of the end of the Valuation Period in which Prudential (or Prudential's designee) receives the premium payments. Premium payments received within the first 10 days after the Certificate Date will be applied to the Series Fund Money Market Subaccount.

CHANGING PREMIUM ALLOCATIONS. If his or her insurance is not in default, a Participant may change the way in which premiums are allocated among the available investment option(s). Such a change will be effective as of the end of the Valuation Period during which Prudential (or Prudential's designee) receives the Participant's request on a form approved by Prudential. The minimum percentage that a Participant may allocate to any available Subaccount or the Fixed Account is 5%, and all allocations must be in whole percentages. Currently, there is no transaction charge for reallocating future premiums, although Prudential reserves the right to impose a transaction charge in the future.

TRANSFERS

If his or her insurance is not in default, a Participant may transfer amounts from one available Subaccount to another available Subaccount, or to the Fixed Account. There is no limit on the number of transfers among available Subaccounts or to the Fixed Account. Prudential will impose a transaction charge of $20, however, for each transfer after the twelfth transfer in a Certificate Year. This charge will not increase.

Transfers will take effect as of the end of the Valuation Period in which a proper transfer request is received by Prudential (or Prudential's designee) on a form approved by Prudential. The request may be in terms of dollars, such as a request to transfer $10,000 from one available Subaccount to another available Subaccount, or may be in terms of a percentage reallocation among available Subaccounts. The minimum amount that may be transferred from any one investment option is $100 or the entire balance in that investment option, whichever is less. For transfer requests in percentage terms, as with premium reallocations, the percentages must be in whole numbers and no allocation may be less than 5%.

Transfers from the Fixed Account to the available Subaccounts are currently permitted once each Certificate Year. The amount of that transfer cannot exceed $5,000 or 25% of the balance in the Fixed Account, whichever is greater. Such transfer requests will take effect as of the end of the Valuation Period in which a proper transfer request is received by Prudential (or Prudential's designee) on a form approved by Prudential. These limits are subject to change in the future.

The Group Contract and Certificates were not designed for professional market timing organizations or other organizations or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Separate Account and the Funds and will be discouraged. If such a pattern were to be found, Prudential may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

The Group Contract permits a Participant to elect Dollar Cost Averaging ("DCA"). DCA enables a Participant to systematically transfer specified dollar amounts from the Series Fund Money Market Subaccount to the other available Subaccounts at monthly intervals. The Participant can elect that a certain number of transfers be made under the DCA feature.

To initiate DCA, a Participant must make a premium payment of at least $1,000 to the Series Fund Money Market Subaccount. The minimum transfer amount is $100. All DCA transfers will be made effective as of the end of the first Valuation Period following the first of the month. Election of this arrangement may occur at any time after the Certificate Date by properly completing the DCA election form and returning it to the address specified on the form. If the DCA election form is received by the tenth day of the month, then DCA processing will commence during the next month. If the DCA election form is received after the tenth day of a month, then DCA processing will commence during the month immediately following the next succeeding month. Any transfers made pursuant to DCA are not counted in determining the number of transfers subject to the transfer charge.

DCA will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the Series Fund Money Market Subaccount value is insufficient to complete the next transfer; (3) Prudential (or Prudential's designee) receives a written request for termination by the tenth of the month in order to cancel the transfer scheduled to take effect the following month (written requests received after the tenth day of the month will take effect during the month immediately following the next succeeding month); or (4) the Certificate is lapsed, surrendered or otherwise terminated.

There is currently no charge for DCA. Prudential reserves the right to charge for this feature in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Subaccount with each transfer, more Subaccount units are purchased if the Subaccount unit value is low, and fewer Subaccount units are purchased if the unit value is high. Therefore, a lower than average cost per unit may be achieved over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

A Death Benefit is payable upon the death of the Covered Person. The Death Benefit is generally the Face Amount of the Certificate, plus the value of the Certificate Fund as of the date of death. The Death Benefit otherwise payable will be reduced by any Certificate Debt and any past due monthly charges. If the insurance is kept in force for several years and/or substantial premium payments are made, the Certificate Fund may grow to a point where it is necessary to increase the Death Benefit in order to ensure that the insurance will satisfy the Internal Revenue Code's definition of life insurance. In that case, the Death Benefit (before the subtraction of Certificate Debt and outstanding charges) must at least equal the following "corridor percentage" of the Certificate Fund based on the insured's Attained Age:



                INSURED'S                      CORRIDOR                       INSURED'S                     CORRIDOR
              ATTAINED AGE                    PERCENTAGE                    ATTAINED AGE                   PERCENTAGE
              ------------                    ----------                    ------------                   ----------
                  0-40                            250%                           70                            115%
                   41                             243                            71                            113
                   42                             236                            72                            111
                   43                             229                            73                            109
                   44                             222                            74                            107

                  ----                           ----                            ---                          ----


                   45                             215                            75                            105
                   46                             209                            76                            105
                   47                             203                            77                            105
                   48                             197                            78                            105
                   49                             191                            79                            105

                  ----                           ----                            ---                          ----


                   50                             185                            80                            105
                   51                             178                            81                            105
                   52                             171                            82                            105
                   53                             164                            83                            105
                   54                             157                            84                            105

                  ----                           ----                            ---                          ----


                   55                             150                            85                            105
                   56                             146                            86                            105
                   57                             142                            87                            105
                   58                             138                            88                            105
                   59                             134                            89                            105

                  ----                           ----                            ---                          ----


                   60                             130                            90                            105
                   61                             128                            91                            104
                   62                             126                            92                            103
                   63                             124                            93                            102
                   64                             122                            94                            101

                  ----                           ----                            ---                          ----


                   65                             120                            95                            100
                   66                             119                            96                            100
                   67                             118                            97                            100
                   68                             117                            98                            100
                   69                             116                            99                            100



The Death Benefit may be received in a lump sum or deposited into Prudential's Alliance Account, an interest-bearing account. The beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. The proceeds contained in the Alliance Account are part of Prudential's general account.

CHANGES IN FACE AMOUNT

The Group Contract allows Participants to increase the Face Amount of their insurance anytime if they can meet evidence of insurability requirements. The Face Amount must remain within the limits of coverage. See ISSUANCE OF A CERTIFICATE, page 12. An increase in the Face Amount will result in higher insurance charges because the net amount at risk for Prudential will increase.

The Group Contract also permits Participants to decrease the Face Amount of their insurance. In no event, however, may a Participant decrease the Face Amount below $50,000 or below the minimum amount required to maintain status as life insurance under the federal tax laws.

An increase or decrease in Face Amount, or the addition or removal of certain additional insurance benefits, may cause the insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. This is particularly true of decreases in Face Amount at any time that insurance is in force. See TAX TREATMENT

OF CERTIFICATE BENEFITS, page 23. In addition, a decrease in coverage may limit the amount of premiums that a Participant may contribute in the future.

CHARGES AND EXPENSES

The maximum deductions and charges described below will not be increased by Prudential with respect to any Certificate in effect regardless of any changes in mortality and expense experience. Where current charges are lower than maximum charges, Prudential reserves the right to increase the current charges, although it has no present intention to do so.

CHARGES DEDUCTED FROM PREMIUMS. The following charges are deducted from premium payments before they are invested in the Separate Account or the Fixed Account.

1. Charges for Taxes Attributable to Premiums. A charge for taxes attributable to premiums is deducted from each premium payment. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based on the amount of premium received by Prudential. That charge is currently made up of two parts. The first part is for state and local premium taxes and is currently equal to 1.95% of the premium received by Prudential. In some jurisdictions, this is called a premium-based administrative charge. The second part is for federal income taxes measured by premiums and is currently equal to 0.35% of premiums received. Prudential believes that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code. These charges may be increased if the cost of Prudential's taxes related to premium payments are increased.

2. Processing Fee. Prudential does not currently deduct a processing fee from premium payments. However, Prudential reserves the right to deduct such a charge in the future, which will not exceed $2 per premium payment. Participants who are direct-billed by Prudential should also be aware that Prudential assesses a charge of $3 per bill (which a Participant may receive quarterly, semi-annually, or annually, at the Participant's option).

3. Sales Charge. Prudential does not currently deduct a sales charge from premium payments. However, Prudential reserves the right to deduct a sales charge in the future to pay part of the costs Prudential incurs in selling the Group Contract and the coverage under the Group Contract. If Prudential were to deduct a sales charge, it would not exceed 3.5% of each premium payment.

MONTHLY CERTIFICATE FUND CHARGES. Prudential calculates and deducts the following charges either monthly or semi-monthly from the Participant's Certificate Fund, depending upon whether the Participant generally pays premiums by automatic payroll deduction. Prudential deducts these charges pro-rata from each Subaccount and the Fixed Account. For Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction, Prudential generally will deduct the monthly Certificate Fund charges two times per month, on the two Semi-Monthly Deduction Days. For each Semi-Monthly Deduction Day, Prudential will calculate the applicable monthly charges but will deduct only one half of these charges. The Semi-Monthly Deduction Days will coincide with the two days that Prudential credits automatic payroll deduction premium payments it receives from J.P. Morgan. J.P. Morgan has informed Prudential that it intends to forward automatic payroll deduction premium payments at the end of each pay period. Prudential accordingly anticipates that the Semi-Monthly Deduction Days will fall around approximately the middle and the end of each month, with the exact dates dependent upon when J.P. Morgan forwards the payment. If J.P. Morgan has not transferred both automatic payroll deduction premium payments by the 45th day following the first day of a particular month, however, Prudential will deduct any remaining part of that month's Certificate Fund charges on the next Business Day following that 45th day. For Participants who do not generally pay premiums by automatic payroll deduction (including, for example, persons who are no longer Eligible Group Members or spouses of Eligible Group Members), Prudential will deduct the full monthly Certificate Fund charges on the Monthly Deduction Day, which is the first Business Day of each Month.

1. Cost of Insurance. Prudential deducts a charge for the cost of the Participant's insurance. When a Covered Person dies, the amount paid to the beneficiary is generally larger than the Certificate Fund. The cost of insurance charges are designed to enable Prudential to pay this larger Death Benefit. The charge is determined by multiplying the "net amount at risk" under a Certificate (the amount by which the Certificate's Death Benefit, computed as if there was no Certificate Debt, exceeds the Certificate Fund) by the cost of insurance rate applicable to the Covered Person. The cost of insurance rates, which are specified in the Certificate, are based on the age and rate class of the Covered Person and the mortality characteristics of the Eligible Group Members and spouses as a group. Separate cost of insurance rates may apply to Certificates continued on a Portable basis. See PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS, page 21. Since the cost of insurance rate applicable under a Certificate increases as the Covered Person ages, the monthly cost of insurance charge deducted from the Certificate Fund will increase as the Covered Person ages, and this increased charge will be reflected in the Cash Surrender Value and Death Benefit under a Certificate.

     The actual cost of insurance rates, which are specified in the Certificate, have been set by Prudential based on its expectations as to future experience in mortality and total expenses. These rates may be adjusted periodically, based on a number of factors including the number of Certificates in force, the number of Certificates surrendered or becoming Portable, and the actual and anticipated mortality and expense experience of the group. However, Prudential will not change the cost of insurance rates before December 31, 2001, unless the number of Covered Persons (including both the Group Contract and other supplemental insurance coverages obtained by J.P. Morgan from Prudential) decreases by 10% or more. Any change in the cost of insurance rates will apply to all persons of the same age, rate class, and group. Certificates continued on a Portable basis may be considered a separate group. See PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS, page 21. The cost of insurance rate applicable to a Participant may not, however, be greater than the guaranteed cost of insurance rate set forth in his or her Certificate. That guaranteed rate will be no higher than a rate based upon 100% of the 1980 Commissioner's Standard Ordinary Mortality Table, Male, Age Last Birthday (also known as the "1980 CSO Table"). The current cost of insurance charges are lower than 100% of the 1980 CSO Table.

2. Administrative Charge. Prudential currently assesses a monthly administrative charge of $2. This charge is intended to pay for maintaining records and communicating with J.P. Morgan and with Participants. Prudential may increase this charge in the future, but it is guaranteed not to exceed $6 per month.

3. Other Taxes. Prudential reserves the right to assess a charge to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Separate Account. Currently, Prudential does not impose such a charge.

DAILY DEDUCTION FROM THE SUBACCOUNTS OF THE SEPARATE ACCOUNT. Each day a charge is deducted from the assets of each of the Subaccounts in an amount currently equal to an effective annual rate of 0.45%. The charge is guaranteed not to exceed an effective annual rate of 0.90%. This charge is intended to compensate Prudential for assuming the mortality and expense risks of the insurance provided through the Group Contract. The mortality risk assumed is that Covered Persons may live for shorter periods of time than Prudential estimated when it determined the mortality charge. The expense risk assumed is that expenses incurred in issuing and administering the insurance will be greater than Prudential estimated in fixing its administrative charges. Prudential will realize a profit from this risk charge to the extent it is not needed to provide benefits and pay expenses under the Certificates. This charge is not assessed on amounts allocated to the Fixed Account.

TRANSACTION CHARGES. For every transfer after the twelfth in a single Certificate Year, Prudential will assess a $20 charge. This charge will not increase in the future. Charges for other transactions are described in this prospectus in the section dealing with that particular transaction.

DIRECT BILLING CHARGE. Participants who are no longer Eligible Group Members but who continue coverage on a Portable basis will be assessed a direct billing charge of $3 per bill (which the Participant may receive quarterly, semi-annually, or annually, at the Participant's option).

EXPENSES INCURRED BY THE FUNDS. The charges and expenses of the Funds are indirectly borne by the Participants. Details about management fees and other underlying fund expenses are provided in THE FUNDS, page 8, and in the prospectuses for the available Funds and the related statements of additional information.

CASH SURRENDER VALUE

The Cash Surrender Value of the Certificate is equal to the Participant's Certificate Fund, reduced by any Certificate Debt and outstanding charges. The Certificate Fund on any day equals the sum of the amounts in the Subaccounts, the amount invested in the Fixed Account, and the Loan Account. See LOANS, page
20. The Cash Surrender Value will change daily, reflecting the Net Premiums paid, withdrawals made, the increases or decreases in the value of the Fund shares in which the assets of the Subaccounts have been invested, interest credited on any amounts allocated to the Fixed Account and on the Loan Account, interest accrued on any loan, and by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Cash Surrender Value will also reflect monthly charges. Upon request, Prudential (or Prudential's designee) will inform a Participant as to the Cash Surrender Value of his or her Certificate. There is no guaranteed minimum Cash Surrender Value and it is possible for the Cash Surrender Value of a Certificate to decline to zero.

The tables on pages 6 and 7 of this prospectus illustrate approximately what the Cash Surrender Values would be for selected Certificates with the specified premium payments (assuming uniform hypothetical investment results in the selected Subaccount portfolios).

FULL SURRENDERS

A Participant may surrender his or her Certificate for its Cash Surrender Value at any time. All insurance will end at that time. Prudential will pay the Cash Surrender Value calculated as of the end of the Valuation Period during which Prudential (or Prudential's designee) receives the Participant's request on a form approved by Prudential, and the proceeds will be paid as described in WHEN PROCEEDS ARE PAID, page 26. Prudential does not currently impose a charge for a surrender. Prudential reserves the right to impose such a charge in the future; that charge will not exceed the lesser of $20 or 2% of the amount received upon surrender. A surrender may have tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

ELECTION OF PAID-UP INSURANCE

At any time, a Participant may elect to exchange his or her existing Group Variable Universal Life insurance coverage for fixed paid-up insurance on the life of the Covered Person with all or part of the Cash Surrender Value. The minimum amount of Cash Surrender Value that a Participant can transfer in such an exchange is $1,000.

The paid-up insurance amount cannot be more than can be exchanged using the Certificate's Cash Surrender Value or more than the Death Benefit under the Certificate at the time the exchange is made. Once the exchange is made, Prudential may reduce any future amount of coverage for which the Participant is eligible under the Group Contract.

An exchange is effective as of the end of the Valuation Period during which Prudential (or its designee) receives the Participant's request on a form approved by Prudential. Once an exchange occurs, all coverages provided by the Certificate will end, including additional insurance benefits, if any.

An exchange may result in the paid-up insurance becoming a Modified Endowment Contract. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

Any amounts not used in an exchange will be withdrawn from the Certificate Fund as of the end of the Valuation Period when the exchange was effective, and the proceeds will be paid as described in WHEN PROCEEDS ARE PAID, page 26. A withdrawal of a portion of the Cash Surrender Value of a Certificate may have tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

PARTIAL WITHDRAWALS

A Participant may withdraw a portion of the Cash Surrender Value of his or her Certificate during the lifetime of the Covered Person and while the Certificate is not in default. When a partial withdrawal is made, an amount equal to the withdrawal will be taken out of each of the Participant's investment options on a pro-rata basis unless the Participant selects specific investment options. The partial withdrawal will be effected as of the end of the Valuation Period during which Prudential receives the Participant's request on a form approved by Prudential. Prudential will pay the proceeds as described in WHEN PROCEEDS ARE PAID, page 26. Prudential reserves the right to deduct from the amount withdrawn a transaction charge, which, with respect to each partial withdrawal, will not exceed the lesser of $20 or 2% of the amount withdrawn. A withdrawal of a portion of the Cash Surrender Value of a Certificate may have tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

The minimum amount of any partial withdrawal is $200. The maximum amount of any partial withdrawal is the amount that would reduce the Certificate Fund (less any Certificate Debt and outstanding charges) to an amount equal to the next month's charges. Any partial withdrawal greater than that amount will not be permitted because it would cause the Certificate to default. Upon request, Prudential (or Prudential's designee) will inform a Certificate owner how much Cash Surrender Value may be withdrawn.

An amount withdrawn may not be repaid except as a premium payment subject to applicable charges.

LOANS

A Participant may borrow up to the Loan Value of the Certificate from Prudential. The Loan Value of a Certificate at any time is determined by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges. The minimum amount that may be borrowed at any one time is $200. A loan will not be permitted if Certificate Debt exceeds the Loan Value. Loan proceeds will be paid as described in WHEN PROCEEDS ARE PAID, page 26.

Interest charged on any loan will accrue daily at an annual rate determined each year by Prudential, which generally will be no greater than 1% more than the Fixed Account crediting rate. Interest payments on any loan are due at the end of each Certificate Year. If interest is not paid when due, it will be added to the principal amount of the loan. Prudential will notify a Participant 31 days before the interest on the loan becomes due.

When a loan is made, an amount equal to the loan will be taken out of each of the Participant's investment options on a pro-rata basis unless the Participant selects specific investment options. At the same time, a Loan Account will be started for the Participant and will be credited with an amount equal to the loan. Prudential will credit interest to the amount in the Loan Account at an annual rate determined by Prudential. This crediting rate will generally be equal to the Fixed Account crediting rate and will be no less than the interest rate charged on the loan minus 1%.

A Participant may repay a part or all of the loan at any time. Loans may be repaid by payment or by withdrawing amounts from the Certificate Fund. Participants should designate whether a payment is intended as a premium payment or as a loan repayment. If no such designation is made, the payment will be treated as a loan repayment. If a loan is repaid by using the Certificate Fund, Prudential will treat such repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal from the Certificate Fund may have tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23. A loan repayment will be applied first against any unpaid loan interest with any remaining amount used to reduce the principal amount of the loan.

A Participant's Loan Account plus accrued interest ("Certificate Debt") may not exceed the value of the Certificate Fund. If the Certificate Debt equals or exceeds this amount the Certificate will go into default. See LAPSE page 20.

If Certificate Debt is still outstanding when the Certificate is surrendered or allowed to lapse, the borrowed amount may become taxable. In addition, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

Should a Death Benefit become payable while a loan is outstanding, or should the Certificate be surrendered while a loan is outstanding, any proceeds otherwise payable will be reduced to reflect the amount of the loan and any accrued interest.

A loan will have a permanent effect on a Certificate's Cash Surrender Value and may have a permanent effect on the Death Benefit. This is because the investment results of the selected investment options will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Cash Surrender Values will not be as high as they would have been if no loan had been made.

LAPSE

In general, a Certificate will remain in force so long as the balance in the Certificate Fund less Certificate Debt and outstanding charges is sufficient to pay monthly Certificate Fund charges when due. When these monthly charges are due depends upon whether the Participant generally pays premiums by automatic payroll deduction. See CHARGES AND EXPENSES, page 17. If the balance in the Certificate Fund less Certificate Debt and outstanding charges is not sufficient to pay the monthly charges when due, the Participant's insurance is in default and will lapse if a grace period expires without a sufficient payment being made. A Certificate that lapses with Certificate Debt may result in tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

Prudential will send a notice to a Participant in default at the last known address on file with Prudential (or with Prudential's designee) specifying the amount of premium required to keep the Certificate in force and the date the payment is due. The grace period expires on the later of 61 days from the date of default or 30 days from the date notice was mailed. If Prudential (or Prudential's designee) does not receive the required premium payment within the grace period, the Participant's insurance will lapse and have no remaining value.

If the Covered Person dies during the grace period, the Death Benefit will be reduced by any past due monthly Certificate Fund charges and any Certificate Debt.

TERMINATION OF THE GROUP CONTRACT

J.P. Morgan may decide to terminate the Group Contract with Prudential. In addition, Prudential may terminate the Group Contract if the aggregate Face Amount of all Certificates and/or the number of Certificates issued under the Group Contract falls below the minimum permissible levels established by Prudential, or J.P. Morgan fails to timely remit premiums to Prudential. The party terminating participation in the Group Contract must provide ninety days written notice to the other party, as well as to all Participants, before terminating participation in the Group Contract.

Prudential may terminate a Group Contract for any reason effective on the date of any Contract Anniversary provided it has notified J.P. Morgan at least 31 days in advance.

Termination of participation in the Group Contract means that J.P. Morgan will no longer remit premiums to Prudential under the Group Contract and that no new Certificates will be issued under the Group Contract. The effects on Participants of termination of J.P. Morgan's participation in the Group Contract are described in OPTIONS ON TERMINATION OF COVERAGE, page 21. The options available to Participants from Prudential may depend on what other insurance options are available to them. The Participant should refer to the Group Contract and Certificate for further details on termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS (OR SPOUSES
OF ELIGIBLE GROUP MEMBERS)

If a Participant ceases to be an Eligible Group Member (or the spouse of an Eligible Group Member), the Participant may elect to continue insurance coverage on a Portable basis. This Portable option is generally available only to Participants who have held a Certificate for at least a year or who obtained the Certificate during the initial enrollment period. Within 61 days after the Participant is no longer an Eligible Group Member (or the spouse of an Eligible Group Member), Prudential will notify the Participant that Prudential will begin mailing periodic premium reminders directly to the Participant, who will remit premium payments directly to Prudential (or Prudential's designee) or authorize Prudential to receive payment using electronic funds transfers. The Participant may elect to receive these premium reminders quarterly, semi-annually, or annually. The notice will also explain charges and expenses applicable to Portable Certificates. See CHARGES AND EXPENSES, page 17. These charges and expenses will be the same as for Eligible Group Members (or the spouse of an Eligible Group Member) until at least December 31, 2001 (except that Prudential will charge a $3 fee per periodic premium reminder). Prudential will track the experience of Participants continuing on a Portable basis separately, and after that date may change the charges and expenses. Those charges will not exceed the maximum charges and expenses described in this prospectus.

OPTIONS ON TERMINATION OF COVERAGE

Insurance coverage obtained through the Group Contract will terminate for a Participant (i) when the Group Contract itself terminates, (ii) on the last day of the month in which the Participant ceases to be an Eligible Group Member (or the spouse of an Eligible Group Member) and does not elect to continue on a Portable basis, or (iii) if a Certificate lapses. See TERMINATION OF THE GROUP CONTRACT, page 21, PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS, page 21, and LAPSE, page 20.

If the Group Contract were to terminate, the effect on individual Participants would depend on whether J.P. Morgan replaced the Group Contract with another life insurance contract that provided for accumulation of cash value. If J.P. Morgan did enter into such a contract, Certificates would be terminated and the Cash Surrender Value of each such Certificate generally would be directly transferred to the new contract unless the Participant elected to receive the Cash Surrender Value of the Certificate. The new contract might not cover persons holding Portable Certificates, in which case those persons would have the options listed below. If J.P. Morgan did not enter into a new life insurance contract that provided for accumulation of cash value, Participants would also have the three options listed below.

Participants who are no longer Eligible Group Members (or the spouse of an Eligible Group Member) would have the following three options in addition to, if eligible, electing to continue insurance coverage on a Portable basis.

CONVERSION. A Participant may elect to convert the Certificate to an individual life insurance policy without showing evidence of insurability. If a Participant elects this option, he or she must apply for the individual contract and pay the first premium within 31 days after the coverage under the Group Contract ends. The Participant may select any form of individual life insurance (other than term insurance) that Prudential normally makes available to insureds who are the same age and requesting the same amount of insurance. Premiums will be based on the form and amount of insurance elected by the Participant, as well as the Covered Person's risk class and age.

If the insurance is ending because the Participant is no longer eligible to participate in the Group Contract, the amount of insurance under the individual policy cannot be more than the Face Amount of the Certificate under the Group Contract. If the insurance is ending because the Group Contract is terminating, the amount of individual insurance may, depending on applicable state law, be limited to the lesser of (1) $10,000 or (2) the Face Amount of the Certificate under the Group Contract less the amount of any group insurance for which the Participant becomes eligible for in the next 45 days.

If a Covered Person dies within 31 days after the insurance ends under the Group Contract, and the Participant had the right to convert to an individual policy, a Death Benefit equal to the amount of individual insurance on the Covered Person the Participant could have purchased upon conversion will be payable by Prudential.

PAID-UP INSURANCE. The Participant may elect to purchase fixed paid-up insurance on the Covered Person with the Cash Surrender Value of the Certificate. The Participant must have at least $1,000 of Cash Surrender Value for this option to be available. The insurance amount will depend on the Cash Surrender Value on the date of termination and the age of the Covered Person but cannot exceed the Death Benefit immediately before the paid-up purchase. The Participant may elect this option within 61 days of the date on which the Certificate coverage would end. The election is effective as of the end of the Valuation Period during which Prudential (or its designee) receives the Participant's request on a form approved by Prudential. Acquisition of reduced paid-up insurance may result in that insurance becoming a Modified Endowment Contract. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

PAYMENT OF CASH SURRENDER VALUE. The Participant may receive the Cash Surrender Value by surrendering the Certificate and making a proper request on a form approved by Prudential.

A Participant who does not choose any of the above options within 61 days of the date on which Certificate coverage would end will be provided with Paid-Up Insurance, if his or her Certificate has at least $1,000 of Cash Surrender Value and, if not, will be paid the Cash Surrender Value.

REINSTATEMENT

Except as indicated in the next sentence, a lapsed Certificate may be reinstated at any time within 3 years after the end of the grace period and before the Participant reaches the maximum age at which a Certificate may be held. A lapsed Certificate may not be reinstated if the Group Contract is terminated and the Participant would not have been permitted to retain the Certificate on a portable basis. To reinstate coverage, a Participant must submit the following items to Prudential (or Prudential's designee): (1) a written request for reinstatement; (2) evidence of insurability satisfactory to Prudential; and (3) a premium payment (less any applicable charges) that is at least equal to the monthly Certificate Fund charges for the grace period plus the monthly Certificate Fund charges for two months. See CHARGES AND EXPENSES, page 17.

The reinstatement is effective on the first Semi-Monthly Deduction Day (or Monthly Deduction Day, if the Participant does not generally pay premiums by automatic payroll deduction) following the date Prudential approves the request. The terms of the original Certificate will apply to the reinstated Certificate. A reinstated Certificate is subject to a new two year incontestability period and a new suicide exclusion period. See INCONTESTABILITY and SUICIDE EXCLUSION, page 26. If the Certificate lapses, the Participant will be required to pay off any outstanding Certificate Debt, and will not be permitted to continue the loan under any reinstated Certificate.

No transaction charge is currently imposed in connection with a reinstatement, although Prudential reserves the right to impose such a transaction charge in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS

Each prospective Participant is urged to consult a qualified tax adviser. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Prudential believes the federal income tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL. The Certificate will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Certificate satisfy diversification requirements under section 817(h) of the Code. For further detail on diversification requirements, see the applicable Fund prospectuses.

Prudential believes that it has taken adequate steps under the Code and existing regulations under it to cause the Certificates to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Participant should not be taxed on any part of the Certificate Fund, including additions attributable to interest, dividends, or appreciation; and (2) the Death Benefit should be excludable from the gross income of the beneficiary under section 101(a) of the Code.

Although Prudential believes the Certificate should qualify as "life insurance" for federal tax purposes, there are uncertainties. Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations under Sections 101, 7702 and 7702A governing the treatment of life insurance policies that provide accelerated death benefits were issued in 1992. None of these proposed regulations have yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future.

Moreover, IRS regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a Separate Account without causing the Participants instead of Prudential to be considered the owners of the underlying assets. Such guidance will be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the IRS in Rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contractholder may select the investment strategies, Participants have the choice of more Funds, including Funds with similar broad investment strategies and different investment managers, and Participants may be able to reallocate amounts between available Subaccounts more frequently than in such Rulings. While Prudential believes it will be considered the owner of the Separate Account assets, these differences could result in the Participant being considered the owner of the assets.

Prudential intends to comply with final regulations issued under Sections 7702 and 817. Therefore, because of this uncertainty, it reserves the right to make such changes as it deems necessary to assure that the Group Contract continues to qualify as variable life insurance for tax purposes. Any such changes will apply uniformly to affected Participants and will be made only after advance written notice to the Contractholder.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Certificate is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Certificates not so classified, and then with Modified Endowment Contracts.


1. A surrender or lapse of the Certificate may have tax consequences. Under surrender, the Participant will not be taxed on the Cash Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Certificate Debt will, upon surrender or lapse, be added to the Cash Surrender Value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible.


     A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Certificate Years all or a portion of a withdrawal may be taxable if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.


     Extra premiums for additional insurance benefits generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

     Loans received under the Certificate will ordinarily be treated as indebtedness of the Participant and will not be considered to be distributions subject to tax. However, if a loan is still outstanding when the Certificate is surrendered or allowed to lapse, the outstanding Certificate Debt will be taxable at that time to the extent the Cash Surrender Value exceeds gross premiums paid less the untaxed portion of any prior withdrawals.

2. Some of the above rules are changed if the Certificate is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for the Certificate to be classified as a Modified Endowment Contract under certain circumstances, including: premiums in excess of the seven pay premiums allowed under Section 7702A are paid or a decrease in the Death Benefit or a removal of certain additional insurance benefits. Moreover, the addition of certain additional insurance benefits (or an increase in the Death Benefit) after the Certificate Date may have an impact on the Certificate's status as a Modified Endowment Contract. Participants contemplating any of these steps should first consult a qualified tax adviser and their Prudential representative.

     If the Certificate is classified as a Modified Endowment Contract, then pre-death distributions, including loans, assignments and pledges are includible in income to the extent that the Certificate Fund exceeds the gross premiums paid for the Certificate increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the two year period prior to the Certificate becoming a Modified Endowment Contract.

     In addition, pre-death distributions from such Certificates (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age
     59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to contracts owned by non-natural persons such as trusts.

     Under certain circumstances, multiple Modified Endowment Contracts issued to the same Participant during any calendar year will be treated as a single contract for purposes of applying the above rules.

TREATMENT AS GROUP TERM LIFE INSURANCE. Section 79 of the Code and the regulations thereunder provide for the treatment of certain life insurance as group term life insurance ("GTLI"). In most cases, employee-pay-all coverage under the Group Contract will not qualify as GTLI or be deemed to be part of an employer GTLI plan, and the Certificate will be treated the same as any individually purchased life insurance policy for tax purposes. However, depending on the structure of the arrangement under which the Group Contract is held, including other insurance plans offered by or through the employer, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, covered employees may be taxable on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING. The taxable portion of any amounts received under the Certificate will be subject to withholding to meet federal income tax obligations, if the Participant fails to elect that no taxes be withheld. Prudential will provide the Participant with forms and instructions concerning the right to elect that no taxes be withheld from the taxable portion of any payment. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Special withholding rules apply to payments to non-resident aliens.

OTHER TAX CONSIDERATIONS. Transfer of the Certificate to a new owner or assignment of the Certificate may have gift, estate and income tax consequences depending on the circumstances. In the case of a transfer of the Certificate for valuable consideration, the Death Benefit may be subject to federal income taxes under Section 101(a)(2) of the Code. In addition, a transfer of the Certificate to, or the designation of, a beneficiary who is either 37 1/2 years younger than the Participant or a grandchild of the Participant may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied under Sections 163 of the Code as personal interest or under Section 264 of the Code. Participants should consult a qualified tax adviser regarding the application of these provisions to their circumstances.

The individual situation of each Participant or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Participant or insured dies.

The earnings of the Separate Account are taxed as part of the operations of Prudential. Accordingly, the Separate Account does not intend to qualify as a regulated investment company under the Code.

ERISA CONSIDERATIONS

DEFINITION OF AN EMPLOYEE BENEFIT PLAN. An "employee benefit plan" is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") to include two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees - "pension" plans or "welfare" plans.

A "pension plan" under ERISA includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans qualified under Section 401(a) of the Code (for example, a "Section 401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment. The decision to invest plan assets in a Group Contract would be subject to these rules. Any plan fiduciary which proposes to cause a plan to acquire a Group Contract should consult with its counsel with respect to the potential consequences under ERISA and the Code of the plan's acquisition and ownership of such Contract.

A "welfare plan" under ERISA includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:
(i) no contributions are made by the employer for the coverage; (ii) participation in the program is completely voluntary for employees; (iii) the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and (iv) the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. Counsel and other competent advisers should be consulted to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA. If applicable, ERISA and Section 4975 of the Code impose certain restrictions on employee benefit plans subject to ERISA and/or subject to the requirements of Section 4975 of the Code, and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under the Code) (collectively, "parties in interest") and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. Counsel and other competent advisers should be consulted to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes: (1) the relationship between the agent and the insurer; (2) a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and (3) the commissions received by the agent. Information about any applicable charges, fees, discounts, penalties or adjustments may be found under CHARGES AND EXPENSES, commencing on page 17, and under PROCEDURES, page 12. Information about sales representatives and commissions may be found under SALE OF THE CONTRACT AND SALES COMMISSIONS, on page 28.

Execution of a Group Contract by a Contractholder and an enrollment form by a Participant will be deemed to be an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds supported by the Separate Account within 7 days after receipt at the Prudential office specified in the applicable form of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in good order. However, Prudential may delay payment of proceeds from the Subaccount(s) and the variable portion of the Death Benefit due under a Participant's insurance if the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any Cash Surrender Value allocated to the Fixed Account, and with respect to a Certificate in force as paid-up insurance, Prudential expects to pay the Cash Surrender Value promptly upon request. However, Prudential has the right to delay payment of such Cash Surrender Value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest at the current Fixed Account rate, under the Group Contract, if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

BENEFICIARY

The Participant has the right to designate and name a beneficiary to receive Death Benefits under the Certificate. The Participant must designate a beneficiary on a form approved by Prudential. A Participant may change the beneficiary at any time without the consent of the present beneficiary in accordance with the terms of the Group Contract. If there is more than one beneficiary at the death of the Covered Person, each will receive equal payments unless otherwise specified by the Participant.

INCONTESTABILITY

After a Participant's Certificate has been in force during a Covered Person's lifetime for two years or, with respect to any change in the Certificate that requires Prudential's approval and could increase its liability, after the change has been in effect during the Covered Person's lifetime for two years from the effective date of the change, Prudential will not contest its liability under the Certificate in accordance with its terms.

MISSTATEMENT OF AGE

If a Covered Person's stated age is incorrect in the Certificate, Prudential will adjust the Death Benefit payable, as required by law, to reflect the correct age.

SUICIDE EXCLUSION

If a Covered Person, whether sane or insane, dies by suicide within two years from the effective date of the Certificate, Prudential will pay no more under the Certificate than the sum of the contributions paid less any Certificate Debt, outstanding charges, and partial withdrawals.

If a Covered Person, whether sane or insane, dies by suicide within two years from the effective date of an increase in the Face Amount of insurance that was requested after issue and required approval, Prudential will pay, with respect to the amount of the increase, no more than the sum of the monthly charges attributable to the increase.

ASSIGNMENT

A Participant may assign the insurance coverage and all rights, benefits or privileges that he or she has under a Certificate. Prudential will be bound by an assignment of insurance or the rights, benefits or privileges under the insurance only if: (1) it is in writing; (2) it is signed by the Participant; and (3) Prudential receives a copy of the assignment at the Prudential office specified in the Certificate or at the address of Prudential's designee. Prudential is not responsible for determining the validity or legality of any assignment. References in this prospectus to rights that a Participant may exercise shall include exercise of such rights by any person to whom the Participant has validly assigned such rights. Assignment of a Certificate that is a Modified Endowment Contract could have adverse federal income tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 23.

VOTING RIGHTS

As explained previously, all of the assets held in the Subaccounts of the Separate Account will be invested in shares of the corresponding portfolios of the Funds. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, Prudential will, as required by law, vote the shares of the Funds at any regular and special shareholders meetings the Funds hold in accordance with voting instructions received from Participants. A Fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the 1940 Act. Fund shares for which no timely instructions from Participants are received, and any shares attributable to general account investments of Prudential, will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.


Generally, a Participant may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Participants participating in such portfolios will vote separately by portfolio on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Fund shares for which instructions may be given by a Participant is determined by dividing the portion of the value of the Certificate Fund derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which each Participant may give Prudential instructions will be determined as of the record date chosen by the Board of the applicable Fund. Prudential will furnish Participants with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Participants of that action and its reasons for such action in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the available portfolios of the Funds may become unsuitable for investment by Participants. This may occur because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or at the discretion of Prudential. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Prudential will notify J.P. Morgan and Participants of any such substitution.

ACCELERATED DEATH BENEFIT

A Participant may obtain an accelerated death benefit that allows the Participant to elect to receive an accelerated payment of part of the Certificate's Death Benefit if the Covered Person is terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, Prudential will provide to the Participant the accelerated payment, which may be received in a lump sum, of the portion of the Death Benefit selected by the Participant as an accelerated death benefit. The maximum part of the Death Benefit that may be accelerated in this manner is the lesser of 50% of the full Death Benefit or $50,000. Prudential may assess an accelerated payment fee of up to $350 in connection with a Participant's exercise of the accelerated death benefit.

No benefit will be payable if the Participant is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Unless required by law, a Participant who has elected to receive an accelerated death benefit can no longer request an increase in the Face Amount of his or her Certificate, and the amount of future premium payments he or she can make will be limited.

Electing to use the accelerated death benefit could have adverse consequences for a Participant. The Health Insurance Portability and Accountability Act of 1996 excludes from income, effective January 1, 1997, the accelerated death benefit if the insured is (1) terminally ill or (2) chronically ill (although the exclusion in the latter case may be limited). Receipt of an accelerated death benefit payment may also affect a Participant's eligibility for certain government benefits or entitlements.

REPORTS

Four times each Certificate Year, Participants will be sent statements that provide certain information pertinent to their own insurance. These statements detail values and transactions made and specific insurance data that apply only to each Participant. On request, a Participant will be sent a current statement in a form similar to that of the quarterly statement described above, but Prudential may limit the number of such requests or impose a reasonable transaction charge not to exceed $20 for an additional report.

J.P. Morgan and each Participant will also be sent an annual and semi-annual report listing the securities held in each available portfolio of the Funds, as required by the 1940 Act. Records with respect to the Separate Account are kept in accordance with the 1940 Act.

If a Participant invests in the Series Fund through more than one variable insurance contract, then the Participant will receive only one copy of each annual and semi-annual report issued by the Series Fund. The Participant may obtain additional copies of any such report, however, upon request by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC ("PIMS"), a direct wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Group Contract and Certificates. PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies. The Group Contract and Certificates are sold by registered representatives of PIMS who are also authorized by state insurance departments to do so. The Group Contract and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. The maximum commission that will be paid to the representative upon the purchase of the Contract is 15% of the premium payment received, and the amount paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. The representative may be required to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation payable by Prudential. PIMS will generally receive a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract and will not exceed in the aggregate 15% of the premium payment.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment within the meaning of such term in the 1940 Act. The agreement, however, may be transferred by PIMS without the prior written consent of Prudential under the circumstances set forth in Rule 2a-6 under the 1940 Act. The agreement may be terminated at any time by either party upon 60 days written notice to the other party.

RATINGS AND ADVERTISEMENTS

Prudential is rated by independent financial rating services, including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength of claims-paying ability of Prudential. They are not intended to rate the investment experience or financial strength of the Separate Account. Prudential may advertise these ratings from time to time. Furthermore, Prudential may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Group Contract is subject to the insurance laws and regulations of the State of Delaware. Prudential reserves the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Stuart L. Liebeskind, FSA, MAAA, Vice President and Actuary of Prudential.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the District Court's approval of the Stipulation of Settlement on July 23, 1998. As of the date of this prospectus, no further appeal has been taken.


Pursuant to the Settlement, Prudential agreed to provide and has begun to implement an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance policies. Management now has information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this information, management estimated the cost of remedying policyholder claims in the ADR process before taxes to be approximately $2.05 billion. While management believes these to be reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and regulatory inquiries. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position, after consideration of applicable reserves.

YEAR 2000 COMPLIANCE

The benefits and services provided to Contractholders and Participants by Prudential and PIMS depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, PIMS's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contractholders and Participants. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Prudential's abilities to meet its contractual commitments to Contractholders and Participants.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Separate Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Prudential's office. The address and telephone number are set forth on the inside cover page (page i) of this prospectus.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS


ANNUAL BASE SALARY -- An Eligible Group Member's basic annual rate of pay including before-tax contributions for Flex Comp benefits and 401K contributions. An Eligible Group Member's Annual Base Salary does not include overtime, profit sharing awards, bonuses, long term disability benefits, or any other form of extra compensation.

BASIC EMPLOYEE GROUP TERM LIFE INSURANCE -- Term life insurance automatically purchased by J.P. Morgan & Co. Incorporated for each eligible employee. The benefits available under the Group Variable Universal Life Insurance Contract described in this prospectus are in addition to any benefits available under Basic Employee Group Term Life Insurance coverage.

ATTAINED AGE -- A person's age as of the first day of the month following the person's birthday.

CASH SURRENDER VALUE -- The amount payable to the Participant upon surrender of the Certificate. The Cash Surrender Value is equal to the Participant's Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transactional charge.

CERTIFICATE -- A document issued to a Participant under the Group Contract, setting forth or summarizing the Participant's rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans to the Participant under his or her Certificate plus any interest accrued thereon.

CERTIFICATE FUND -- The total amount credited to a Participant under his or her Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- January 1 of each year.

CONTRACT DATE -- January 1, 1999, the date as of which the Group Contract is issued.

CONTRACTHOLDER -- J.P. Morgan & Co. Incorporated.

COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the same as the Participant.

DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

ELIGIBLE GROUP MEMBERS -- All full-time or regular part-time employees of J.P. Morgan, its subsidiaries, and its affiliated companies (on U.S. payroll) scheduled to work 20 or more hours weekly. Subsidiaries and affiliated companies include all companies that J.P. Morgan has requested be included in the Group Contract, provided that Prudential has granted the request. An Eligible Group Member and his or her spouse may each separately apply for insurance coverage under the Group Contract for himself or herself.

FACE AMOUNT -- The amount of life insurance in a Participant's Certificate. The Face Amount will be the minimum Death Benefit as long as the Participant's Certificate remains in force.

FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate declared periodically in advance of the effective date of the new rate.

FUNDS -- The Prudential Series Fund, J.P. Morgan Series Trust II, and American Century Variable Portfolios, Inc. portfolios in which the Separate Account invests.

GROUP CONTRACT -- The Group Variable Universal Life Insurance Contract issued to J.P. Morgan & Co. Incorporated.

GUIDELINE ANNUAL PREMIUM -- A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise a Participant of the guideline annual premium under the Certificate.

ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect.

LOAN ACCOUNT -- An account within Prudential's general account to which is transferred from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount that a Participant may borrow at any given time under his or her Certificate. The Loan Value at any time is determined by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MONTHLY DEDUCTION DAY -- For Participants who do not pay premiums by automatic payroll deduction, the first Business Day of the month. For these Participants, Prudential will deduct the full monthly Certificate Fund charges on this Monthly Deduction Day. Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction instead have their monthly Certificate Fund charges deducted on the two Semi-Monthly Deduction Days.

NET PREMIUM -- A Participant's premium payment minus any charges for taxes attributable to premiums and any processing fee. Net Premiums are the amounts available for allocation to the Separate Account and/or the Fixed Account.

PARTICIPANT -- An Eligible Group Member or spouse who obtains insurance under the Group Contract on himself or herself and is eligible to exercise the rights described in the Certificate. The Participant is generally the same as the Covered Person. However, references to rights that a Participant may exercise under a Certificate shall include exercise of such rights by any person to whom the Participant has validly assigned such rights.

PORTABLE -- A status that may occur when a Participant is no longer an Eligible Group Member or spouse of an Eligible Group Member under the Group Contract but continues to hold the Certificate. Cost of insurance rates and charges may increase under a Portable
Certificate.

SEMI-MONTHLY DEDUCTION DAY -- For Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction, the two days each month that Prudential deducts monthly charges from the Participant's Certificate Fund. The Semi-Monthly Deduction Days will coincide with the two days that Prudential credits automatic payroll deduction premium payments it receives from J.P. Morgan, which Prudential anticipates will occur around the middle and end of each month. Participants will have half of the monthly charges deducted on the first Semi-Monthly Deduction Day and the remaining half deducted on the second Semi-Monthly Deduction Day. Participants who do not generally pay premiums by automatic payroll deduction have a single Monthly Deduction Day when Prudential will deduct the full monthly Certificate Fund charges.

SEPARATE ACCOUNT -- Prudential Variable Contract Account GI--2, a separate investment account registered as a unit investment trust under the Investment Company Act of 1940 and established by Prudential to receive and invest the Net Premiums paid under the Certificates.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, five of which may be used as an underlying investment for the Group Contract.

SUBACCOUNT -- A division of the Separate Account, the assets of which are invested in the shares of the corresponding Fund.

VALUATION DATE -- Each day on which the value of the amount invested in a Subaccount is determined, which is generally each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a Subaccount to the next. Such determinations are made as of the end of each Valuation Period, which occurs at 4:15 p.m. Eastern time on each Valuation Date.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                             DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW - Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee; Member Corporate Governance Committee. Business consultant since 1987. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 63. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER - Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 62. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS - Director since 1998 (current term expires April, 2002). Partner, McConnell Valdes, LLP since 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. General Counsel, Department of Air Force from 1993 to 1994. Mr. Casellas is also a director of the American Arbitration Association and the Puerto Rican Legal Defense & Education Fund. Age
46. Address: 1717 Pennsylvania Avenue, NW, Suite 625, Washington, DC 20006.

JAMES G. CULLEN - Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, since 1997. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 55. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS - Director since 1989 (current term expires April, 2001). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Instruments, Inc., Merck & Co., Inc., Science Applications International Corporation, Minimed Incorporated, and Beverley Enterprises. Age 65. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO - Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Originally with PepsiCo, Inc. since 1971. Mr. Enrico is also a director of A.M. Belo Corporation and Dayton Hudson Corporation. Age 53. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR - Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of A.P. Automotive Systems, Inc., Whirlpool Corporation, USWest, Inc., The Dow Chemical Company and DTE Energy Company. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III - Director since 1991 (current term expires April, 2000). Member, Executive Committee; Member, Finance Committee; Chairman, Committees on Nominations & Corporate Governance. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union Pacific Corporation, Warner-Lambert Company, Westinghouse Electric Corporation, and Electronic Data Systems. Age 56. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON - Director since 1991 (current term expires April, 2003). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of United Water Resources, Orange & Rockland Utilities, Inc., Consolidated Delivery and Logistics, and Fleet Trust and Investments Services Company, N.A. Age 61.
Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR. - Director since 1997. (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and

Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER - Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 55. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY - Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, and Alliant Techsystems. Age 66.
Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL - Director since 1978 (current term expires April, 2002). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company, The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 65. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN - Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 55. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ - Director since 1997 (current term expires April, 2004). Member, Finance Committee. Principal, Investment Strategies International since 1994. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER - Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 67. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI - Director since 1995 (current term expires April, 1999). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Bankers Trust New York Corporation, and Fresenius AG-Conti Financial Corporation. Age 66.
Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON - Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee; Member, Committee on Nominations & Corporate Governance. Chairman of the Board, The Toronto-Dominion Bank since 1997. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, and Canadian Occidental Petroleum, Ltd. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH - Director since 1996 (current term expires April, 2000). Member, Compensation Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Two Bala Plaza, Suite 300, Bala Cynwyd, PA 19004.

P. ROY VAGELOS, M.D. - Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc., PepsiCo., Inc., and Regeneron Pharmaceuticals, Inc. Age 68. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS - Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER - Director since 1988 (current term expires April, 2000). Chairman, Committee on Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1996. Chairman, James D. Wolfensohn, Inc. from 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a public member of the Board of Governors of the American Stock Exchange, a member of the Board of Overseers of TIAA-CREF, and a director of Nestle, S.A., UAL Corporation, and Bankers Trust New York Corporation. Age 70, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS - Director since 1994 (current term expires April, 2002). Member, Committee on Dividends; Member, Auditing Committee. Director, The Williams Companies since 1971. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of Flint Industries, The Orvis Company, and MTC Investors, LLC. Age 64. Address: One Williams Center, Tulsa, OK 74172.

                        PRINCIPAL OFFICERS OF PRUDENTIAL

ARTHUR F. RYAN - Chairman, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation, New York, NY. Age 55.

E. MICHAEL CAULFIELD - Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group from 1995 to 1996; prior to 1995, President, Prudential Preferred Financial Services.
Age 51.

MICHELE S. DARLING - Executive Vice President Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce, Toronto, Canada. Age 44.

ROBERT C. GOLDEN - Executive Vice President Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities, New York, NY. Age 51.

MARK B. GRIER - Executive Vice President, Financial Management since 1997; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation, New York, NY. Age 44.

RODGER A. LAWSON - Executive Vice President, Marketing and Planning since 1996; President and CEO, Van Eck Global, New York, NY, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company, New York, NY. Age 50.

KIYOFUMI SAKAGUCHI - President, International Insurance Group since 1995; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 55.

JOHN V. SCICUTELLA - Chief Executive Officer, Individual Insurance Group since 1997; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JOHN R. STRANGFELD - Chief Executive Officer, Private Asset Management Group
(PAMG) since 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior Managing Director. Age 44.

R. BROCK ARMSTRONG - Senior Vice President, Individual Insurance Development since 1997; prior to 1997, Executive Vice President, London Life Insurance Company, London, Canada. Age 50.

JAMES J. AVERY, JR. - Senior Vice President & Chief Actuary since 1997; President Prudential Select from 1995 to 1997; prior to 1995, Chief Financial Officer, Prudential Select. Age 46.

MARTIN A. BERKOWITZ - Senior Vice President and Comptroller since 1995; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 48.

WILLIAM M. BETHKE - Chief Investment Officer since 1997; prior to 1997, Senior Vice President. Age 50.

RICHARD J. CARBONE - Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust, New York, NY. Age 50.

LEO J. CORBETT - Senior Vice President, Individual Insurance Marketing since 1997; prior to 1997, Managing Director, Lehman Brothers, New York, NY. Age 49.

THOMAS W. CRAWFORD - President and Chief Executive Officer, Prudential Property and Casualty Company since 1996; prior to 1996, President and Chief Executive Officer, Southern Heritage Insurance Company, Tucker, GA. Age 55.

MARK R. FETTING - President, Prudential Retirement Services since 1996; prior to 1996, President, Prudential Defined Contribution Services. Age 43.

WILLIAM D. FRIEL - Senior Vice President and Chief Information Officer since 1993. Age 59.

JONATHAN M. GREENE - President, Investment Management, Prudential Investments since 1996; prior to 1996, Vice President, T. Rowe Price, Baltimore, MD. Age 54.

JEAN D. HAMILTON - President, Diversified Group since 1995; prior to 1995, President, Prudential Capital Group. Age 51.

RONALD P. JOELSON - Senior Vice President, Guaranteed Products since 1997; President, Prudential Investments Guaranteed Products from 1996 to 1998; prior to 1996, Managing Director, Enterprise Planning Unit. Age 40.

IRA J. KLEINMAN - Executive Vice President, International Insurance Group, since 1997; prior to 1997, Senior Vice President. Age 51.

NEIL A. MCGUINNESS - Senior Vice President, Marketing, Prudential Investments, since 1996; prior to 1996, Managing Director, Putnam Investments, Boston, MA. Age 51.

PRISCILLA A. MYERS - Senior Vice President, Audit, Compliance and Investigation since 1995. Vice President and Auditor from 1989 to 1995. Age 48.

RICHARD O. PAINTER - President, Prudential Insurance & Financial Services since 1995; prior to 1995, Senior Vice President, New York Life, New York, NY. Age 50.

I. EDWARD PRICE - Senior Vice President and Actuary since 1995; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 55.

BRIAN M. STORMS - President, Mutual Funds and Annuities, Prudential Investments since 1996; prior to 1996, Managing Director, Fidelity Investments, Boston. Age 43.

ROBERT J. SULLIVAN - Senior Vice President, Sales, Prudential Investments since 1997; prior to 1997, Managing Director, Fidelity Investments, Boston. Age 59.

SUSAN J. BLOUNT - Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 40.

C. EDWARD CHAPLIN - Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.


Prudential officers are elected annually.

                              FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and subsidiaries included herein should be distinguished from financial statements of the Separate Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Certificates.

Financial statements of the Separate Account are not included in this Prospectus because the Separate Account had not yet commenced operations as of December 31, 1997.

                                   PRUDENTIAL
                           COMPANY FINANCIALS MODULE



                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


March 5, 1998

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying consolidated statements of operations, changes in equity, and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
June 4, 1997


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                        CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                          DECEMBER 31, 1997 AND 1996 (IN MILLIONS)

                                                                                                   1997               1996
                                                                                                -----------        -----------
ASSETS
  Fixed maturities:
    Available for sale, at fair value (amortized cost, 1997: $71,496; 1996: $64,545) .......... $    75,270        $    66,553
    Held to maturity, at amortized cost (fair value, 1997: $19,894; 1996: $21,362) ............      18,700             20,403
  Trading account assets, at fair value........................................................       6,044              4,219
  Equity securities, available for sale, at fair value (cost, 1997: $2,376; 1996: $2,103) .....       2,810              2,622
  Mortgage loans on real estate ...............................................................      16,004             17,097
  Investment real estate ......................................................................       1,519              2,586
  Policy loans ................................................................................       6,827              6,692
  Securities purchased under agreements to resell .............................................       8,661              5,347
  Cash collateral for borrowed securities .....................................................       5,047              2,416
  Short-term investments ......................................................................      12,106              9,294
  Other long-term investments .................................................................       3,360              2,995
                                                                                                -----------        -----------
    Total investments .........................................................................     156,348            140,224

  Cash ........................................................................................       3,636              2,091
  Deferred policy acquisition costs ...........................................................       5,994              6,291
  Accrued investment income ...................................................................       1,909              1,828
  Receivables from broker-dealer clients ......................................................       6,273              5,281
  Other assets ................................................................................      11,276              9,990
  Separate Account assets .....................................................................      74,046             63,358
                                                                                                -----------        -----------
TOTAL ASSETS .................................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========

LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits ...................................................................... $    65,581        $    63,955
  Policyholders' account balances .............................................................      32,941             36,009
  Other policyholders' liabilities ............................................................       6,659              6,043
  Policyholders' dividends ....................................................................       1,269                714
  Securities sold under agreements to repurchase ..............................................      12,347              7,503
  Cash collateral for loaned securities .......................................................      14,117              8,449
  Short-term debt .............................................................................       6,774              6,562
  Long-term debt ..............................................................................       4,273              3,760
  Income taxes payable ........................................................................         500              1,544
  Payables to broker-dealer clients ...........................................................       3,338              3,018
  Securities sold but not yet purchased .......................................................       3,533              1,900
  Other liabilities ...........................................................................      14,774              8,238
  Separate Account liabilities ................................................................      73,658             62,845
                                                                                                -----------        -----------
    TOTAL LIABILITIES .........................................................................     239,764            210,540
                                                                                                ===========        ===========

COMMITMENTS AND CONTINGENCIES (SEE NOTES 12, 13 AND 14)

EQUITY
  Retained earnings ...........................................................................      18,051             17,443
  Net unrealized investment gains .............................................................       1,752              1,136
  Foreign currency translation adjustments ....................................................         (85)               (56)
                                                                                                -----------        -----------
    TOTAL EQUITY ..............................................................................      19,718             18,523
                                                                                                -----------        -----------
TOTAL LIABILITIES AND EQUITY .................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)

                                                                                    1997            1996             1995
                                                                                ------------     -----------      -----------
REVENUES
  Premiums .................................................................... $     18,534     $    18,962      $    19,783
  Policy charges and fee income ...............................................        1,828           1,912            1,824
  Net investment income .......................................................        9,863           9,742           10,178
  Realized investment gains, net ..............................................        2,187           1,138            1,503
  Commissions and other income ................................................        4,661           4,521            3,952
                                                                                ------------     -----------      -----------
    Total revenues ............................................................       37,073          36,275           37,240
                                                                                ------------     -----------      -----------

BENEFITS AND EXPENSES
  Policyholders' benefits .....................................................       18,208          19,306           19,470
  Interest credited to policyholders' account balances ........................        2,043           2,251            2,739
  Dividends to policyholders ..................................................        2,429           2,339            2,317
  General and administrative expenses .........................................       11,926          10,875           10,345
  Sales practice remediation costs ............................................        1,640             410               --
                                                                                ------------     -----------      -----------
    Total benefits and expenses ...............................................       36,246          35,181           34,871
                                                                                ------------     -----------      -----------

INCOME FROM OPERATIONS BEFORE INCOME TAXES ....................................          827           1,094            2,369
                                                                                ------------     -----------      -----------
  Income taxes
    Current ...................................................................          (46)            406            1,293
    Deferred ..................................................................          263            (390)            (167)
                                                                                ------------     -----------      -----------
                                                                                         217              16            1,126
                                                                                ------------     -----------      -----------

NET INCOME .................................................................... $        610     $     1,078      $     1,243
                                                                                ============     ===========      ===========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)



                                                                      FOREIGN           NET
                                                                      CURRENCY       UNREALIZED
                                                     RETAINED       TRANSLATION      INVESTMENT        TOTAL
                                                     EARNINGS       ADJUSTMENTS        GAINS           EQUITY
                                                    ---------       -----------      ----------      ---------
BALANCE, JANUARY 1, 1995 ........................   $  15,126       $     (42)       $      16       $  15,100
  Net income ....................................       1,243              --               --           1,243
  Change in foreign currency translation
    adjustments .................................          --              18               --              18
  Change in net unrealized investment gains .....          --              --            2,381           2,381
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1995 ......................      16,369             (24)           2,397          18,742
  Net income ....................................       1,078              --               --           1,078
  Change in foreign currency translation
    adjustments .................................          --             (32)              --             (32)
  Change in net unrealized investment gains .....          --              --           (1,261)         (1,261)
  Additional pension liability adjustment .......          (4)             --               --              (4)
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1996 ......................      17,443             (56)           1,136          18,523
  Net income ....................................         610              --               --             610
  Change in foreign currency translation
    adjustments .................................          --             (29)              --             (29)
  Change in net unrealized investment gains .....          --              --              616             616
  Additional pension liability adjustment .......          (2)             --               --              (2)
                                                    ---------       ---------        ---------       ---------
BALANCE, DECEMBER 31, 1997 ......................   $  18,051       $     (85)       $   1,752       $  19,718
                                                    =========       =========        =========       =========

                             SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997             1996             1995
                                                                     ----------        ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income .....................................................   $     610         $   1,078        $   1,243
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Realized investment gains, net ...............................      (2,187)           (1,138)          (1,503)
    Policy charges and fee income ................................        (258)             (208)            (201)
    Interest credited to policyholders' account balances .........       2,043             2,128            2,616
    Depreciation and amortization ................................         258               266              398
    Other, net ...................................................       4,681            (1,180)          (2,628)
    Loss (gain) on divestitures ..................................        --                (116)             297
    Change in:
      Deferred policy acquisition costs ..........................         143              (122)            (214)
      Policy liabilities and insurance reserves ..................       2,477             2,471            2,382
      Securities purchased under agreements to resell ............      (3,314)             (217)             461
      Trading account assets .....................................      (1,825)             (433)           2,579
      Income taxes receivable/payable ............................      (1,391)             (937)             194
      Cash collateral for borrowed securities ....................      (2,631)             (332)              25
      Broker-dealer client receivables/payables ..................        (672)             (607)            (420)
      Securities sold but not yet purchased ......................       1,633               251             (225)
      Securities sold under agreements to repurchase .............       4,844              (490)            (712)
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM OPERATING ACTIVITIES ......................   $   4,411         $     414        $   4,292
                                                                     ---------         ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
   Fixed maturities, available for sale ..........................   $ 123,550         $ 123,368        $  97,084
   Fixed maturities, held to maturity ............................       4,042             4,268            3,767
   Equity securities, available for sale .........................       2,572             2,162            2,370
   Mortgage loans on real estate .................................       4,299             5,731            5,553
   Investment real estate ........................................       1,842               615              435
   Other long-term investments ...................................       5,081             3,203            3,385
   Divestitures ..................................................        --                  52              790
  Payments for the purchase of:
   Fixed maturities, available for sale ..........................    (129,854)         (125,093)        (101,197)
   Fixed maturities, held to maturity ............................      (2,317)           (2,844)          (6,803)
   Equity securities, available for sale .........................      (2,461)           (2,384)          (1,391)
   Mortgage loans on real estate .................................      (3,363)           (1,906)          (3,015)
   Investment real estate ........................................        (241)             (142)            (387)
   Other long-term investments ...................................      (4,148)           (2,060)          (1,849)
  Cash collateral for securities loaned (net) ....................       5,668             2,891            3,471
  Short-term investments (net) ...................................      (2,848)           (1,915)           2,793
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM INVESTING ACTIVITIES ......................   $   1,822         $   5,946        $   5,006
                                                                     ---------         ---------        ---------

                              SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997              1996             1995
                                                                     ---------         ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits ................................   $   5,020         $   2,799         $   2,724
  Policyholders' account withdrawals .............................      (9,873)           (8,099)           (9,164)
  Net increase(decrease) in short-term debt ......................         305               583            (3,077)
  Proceeds from the issuance of long-term debt ...................         324                93               763
  Repayments of long-term debt ...................................        (464)           (1,306)              (30)
                                                                     ---------         ---------         ---------

       CASH FLOWS USED IN FINANCING ACTIVITIES ...................      (4,688)           (5,930)           (8,784)
                                                                     ---------         ---------         ---------

NET INCREASE IN CASH .............................................       1,545               430               514

CASH, BEGINNING OF YEAR ..........................................       2,091             1,661             1,147
                                                                     ---------         ---------         ---------

CASH, END OF YEAR ................................................   $   3,636         $   2,091         $   1,661
                                                                     =========         =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid ................................................   $     968         $     793         $     430
                                                                     ---------         ---------         ---------

Interest paid ....................................................   $   1,243         $   1,404         $   1,413
                                                                     ---------         ---------         ---------


                                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide insurance and financial services throughout the United States and many locations worldwide. Principal products and services provided include life and health insurance, annuities, pension and retirement related investments and administration, managed healthcare, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of the Prudential Insurance Company of America, a mutual life insurance company, and its subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS

    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

    TRADING ACCOUNT ASSETS are carried at estimated fair value.

    EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses on impaired loans. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or the fair value of the collateral, if the loan is collateral dependent. The Company's periodic evaluation of the adequacy of the allowance for losses is based on a number of factors, including past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans.

    Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest or earlier when management has serious doubts about collectibility. When a loan is recognized as

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

    INVESTMENT REAL ESTATE, which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses. Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties. Real estate to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such.

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the Consolidated Statements of Financial Position. Substantially, all the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially, all of the Company's securities loaned are with large brokerage firms.

    These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Unrealized gains and losses on trading account assets are included in "Commissions and other income."

    CASH

    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    For life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

    For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, health insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

    POLICYHOLDERS' DIVIDENDS

    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES

    Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

    INSURANCE REVENUE AND EXPENSE RECOGNITION

    Premiums from participating insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, health insurance and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

    COMMISSIONS AND OTHER INCOME

    Commissions and other income principally includes securities and commodities, commission revenues, asset management fees, investment banking revenue and realized and unrealized gains on trading account assets of the Company's broker-dealer subsidiary.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives include swaps, forwards, futures, options and loan commitments subject to market risk, all of which are used by the Company in both trading and other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis as an adjustment to the carrying amount or to the yield of the related assets or liabilities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

    DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose swap subsidiary to meet the risk management needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and when possible, matched trading positions are established to minimize risk to the Company. Derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are included in "Commissions and other income" in the period in which the changes occur.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

    INCOME TAXES

    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not and will not have a material impact on the Company's results of operations, financial condition and liquidity.

    In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

    RECLASSIFICATIONS

    Certain amounts in the prior years have been reclassified to conform to current year presentation.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS


   FIXED MATURITIES AND EQUITY SECURITIES

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                           COST              GAINS            LOSSES         FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $        9,755    $          783    $           --    $     10,538

Obligations of U.S. states and
   their political subdivisions.....................           1,375                93                --           1,468

Foreign government bonds............................           3,177               218                17           3,378

Corporate securities................................          49,997             2,601               144          52,454

Mortgage-backed securities..........................           6,828               210                 5           7,033

Other fixed maturities..............................             364                35                --             399
                                                      --------------    --------------    --------------    ------------
Total fixed maturities available for sale...........  $       71,496    $        3,940    $          166    $     75,270
                                                      ==============    ==============    ==============    ============
EQUITY SECURITIES AVAILABLE FOR SALE................  $        2,376    $          680    $          246    $      2,810
                                                      ==============    ==============    ==============    ============


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $           88    $            -    $            -    $         88

Obligations of U.S. states and
  their political subdivisions......................             152                 4                 1             155

Foreign government bonds............................              33                 5                 -              38

Corporate securities................................          18,282             1,212                34          19,460

Mortgage-backed securities..........................               1                 -                 -               1

Other fixed maturities..............................             144                 8                 -             152
                                                      --------------    --------------    --------------    ------------
Total fixed maturities held to maturity.............  $       18,700    $        1,229    $           35    $     19,894
                                                      ==============    ==============    ==============    ============


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $       10,618    $          361    $           77    $     10,902

Obligations of U.S. states and
  their political subdivisions......................           1,104                29                 2           1,131

Foreign government bonds............................           2,814               137                12           2,939

Corporate securities................................          43,593             1,737               284          45,046

Mortgage-backed securities..........................           6,377               140                21           6,496

Other fixed maturities..............................              39                 1                 1              39
                                                     ---------------    --------------    --------------    ------------

Total fixed maturities available for sale........... $        64,545    $        2,405    $          397    $     66,553
                                                     ===============    ==============    ==============    ============

EQUITY SECURITIES AVAILABLE FOR SALE................ $         2,103    $          659    $          140    $      2,622
                                                     ===============    ==============    ==============    ============

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies......... $           309    $            3    $            6    $        306

Obligations of U.S. states and
  their political subdivisions......................               7                --                --               7

Foreign government bonds............................             162                11                --             173

Corporate securities................................          19,886             1,033                82          20,837

Mortgage-backed securities..........................              26                --                --              26

Other fixed maturities..............................              13                --                --              13
                                                     ---------------    --------------    --------------    ------------
Total fixed maturities held to maturity............. $        20,403    $        1,047    $           88    $     21,362
                                                     ===============    ==============    ==============    ============

                          INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1997, is shown below:

                                                            AVAILABLE FOR SALE                HELD TO MATURITY
                                                   --------------------------------    ------------------------------
                                                                       ESTIMATED                          ESTIMATED
                                                     AMORTIZED           FAIR               AMORTIZED       FAIR
                                                       COST              VALUE                COST          VALUE
                                                   --------------    --------------    --------------    ------------
                                                            (IN MILLIONS)                       (IN MILLIONS)
   Due in one year or less.......................  $        1,991    $        2,011    $          686    $        695
   Due after one year through five years.........          18,916            19,226             4,496           4,659
   Due after five years through ten years........          16,776            17,494             7,161           7,551
   Due after ten years...........................          26,985            29,506             6,356           6,988

   Mortgage-backed securities....................           6,828             7,033                 1               1
                                                   --------------    --------------    --------------    ------------
   Total.........................................  $       71,496    $       75,270    $       18,700    $     19,894
                                                   ==============    ==============    ==============    ============

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations

   Proceeds from the repayment of held to maturity fixed maturities during 1997, 1996 and 1995 were $4,042 million, $4,268 million, and $3,767 million, respectively. Gross gains of $62 million, $78 million, and $27 million, and gross losses of $1 million, $7 million, and $0.2 million were realized on prepayment of held to maturity fixed maturities during 1997, 1996 and 1995, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1997, 1996 and 1995 were $120,604 million, $121,910 million and $96,134 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1997, 1996 and 1995 were $2,946 million, $1,458 million, and $950 million, respectively. Gross gains of $1,310 million, $1,562 million, and $2,052 million and gross losses of $639 million, $1,026 million, and $941 million were realized on sales and prepayments of available for sale fixed maturities during 1997, 1996 and 1995, respectively.

   Write downs for impairments of fixed maturities which were deemed to be other than temporary were $13 million, $54 million and $100 million for the years 1997, 1996 and 1995, respectively.

   During the year ended December 31, 1997, there were no securities classified as held to maturity that were sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment gains of $0.5 million charged to "Net unrealized investment gains."

   During the year ended December 31, 1996, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The amortized cost of the security sold was $35 million with a related realized investment loss of $0.7 million; the aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment losses of $6 million charged to "Net unrealized investment gains."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:

                                                                 1997                                  1996
                                                 ---------------------------------      --------------------------------
                                                                                (IN MILLIONS)
Office buildings...............................  $         4,692             28.5%      $        6,056             34.4%
Retail stores..................................            3,078             18.7%               3,676             20.9%
Residential properties.........................              891              5.4%                 961              5.4%
Apartment complexes............................            3,551             21.6%               2,954             16.8%
Industrial buildings...........................            1,958             11.9%               1,807             10.3%
Agricultural properties........................            1,666             10.1%               1,550              8.8%
Other..........................................              618              3.8%                 608              3.4%
                                                 ---------------         ---------      --------------            ------
                                       Subtotal           16,454            100.0%              17,612            100.0%
                                                                         =========                                ======
Allowance for losses...........................             (450)                                 (515)
                                                 ---------------                        --------------
Net carrying value.............................  $        16,004                        $       17,097
                                                 ===============                        ==============

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25.3%) and New York (8.3%) at December 31, 1997. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $225 million and $461 million at December 31, 1997 and 1996, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                1997               1996              1995
                                                          ----------------   ----------------   ---------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year..............     $            515   $            862   $         1,004
Additions charged to operations......................                   19                  9                 6
Release of allowance for losses......................                  (60)              (256)              (32)
Charge-offs, net of recoveries.......................                  (24)              (100)             (116)
                                                           ---------------   ----------------   ---------------
Allowance for losses, end of year....................     $            450   $            515   $           862
                                                          ================   ================   ===============

     The $60 million, $256 million and $32 million reduction of the mortgage loan allowance for losses in 1997, 1996 and 1995, respectively, is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans consistent with a general decrease in the mortgage loan portfolio due to prepayments, sales and foreclosures.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Impaired mortgage loans and related allowance for losses at December 31, are as follows:

                                                                        1997                     1996
                                                                 -----------------        ------------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with allowance for losses .............  $             330        $              941
Impaired mortgage loans with no allowance for losses ..........              1,303                     1,491
Allowance for losses ..........................................                (97)                     (189)
                                                                 -----------------        ------------------
Net carrying value of impaired mortgage loans .................  $           1,536        $            2,243
                                                                 =================        ==================

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $2,102 million, $2,842 million and $4,146 million during 1997, 1996 and 1995, respectively. Net investment income recognized on these loans totaled $140 million, $265 million and $415 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     INVESTMENT REAL ESTATE

     The Company's "investment real estate" of $1,519 million and $2,586 million at December 31, 1997 and 1996, respectively, is held through direct ownership. Of the Company's real estate, $1,490 million and $406 million consists of commercial and agricultural assets held for disposal at December 31, 1997 and 1996, respectively. Impairment losses and the valuation allowances aggregated $40 million, $38 million and $124 million for the years ended December 31, 1997, 1996 and 1995, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,783 million and $2,453 million at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,352 million at December 31, 1997, were held in voluntary trusts. Of this amount, $1,801 million related to the multi-state policyholder settlement as described in Note 14. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $741 million and $3,414 million at December 31, 1997 and 1996, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,835 million and $1,614 million at December 31, 1997, and 1996, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $3,360 million and $2,995 million as of December 31, 1997 and 1996, respectively, are composed of $1,349 million and $832 million in real estate related interests and $2,011 million and $2,163 million of non-real estate related interests, including a $149 million net investment in a leveraged lease entered into in 1997. The Company's share of net income from such entities was $411 million, $245 million, and $326 million for 1997, 1996, and 1995, respectively, and is reported in "Net investment income."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                              (IN MILLIONS)
Fixed maturities-available for sale........................   $        5,074   $        4,871  $       4,774
Fixed maturities-held to maturity..........................            1,622            1,793          1,717
Trading account assets.....................................              504              444            588
Equity securities-available for sale ......................               52               81             57
Mortgage loans on real estate..............................            1,555            1,690          2,075
Real estate ...............................................              565              685            742
Policy loans...............................................              396              384            392
Securities purchased under agreements to resell............               15               11             19
Receivables from broker-dealer clients.....................              706              579            678
Short-term investments.....................................              697              536            590
Other investment income....................................              573              725            983
                                                              --------------   --------------  -------------
Gross investment income....................................           11,759           11,799         12,615
Less investment expenses...................................           (1,896)          (2,057)        (2,437)
                                                              --------------   --------------  -------------
Net investment income......................................   $        9,863   $        9,742  $      10,178
                                                              ==============   ==============  =============

     REALIZED INVESTMENT GAINS, NET, including changes in allowances for losses and charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Fixed maturities.......................................       $          684   $          513   $     1,180
Mortgage loans on real estate .........................                   68              248            67
Investment real estate ................................                  700               76           (19)
Equity securities-available for sale ..................                  363              267           400
Other gains (losses)...................................                  372               34          (125)
                                                              --------------   --------------   -----------

Realized investment gains, net.........................       $        2,187   $        1,138   $     1,503
                                                              ==============   ==============   ===========


     NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Balance, beginning of year.................................     $          1,136      $           2,397
Changes in unrealized investment
  gains(losses) attributable to:
   Fixed maturities .......................................                1,766                 (2,892)
   Equity securities.......................................                  (85)                   254
   Participating group annuity contracts...................                 (564)                   479
   Deferred policy acquisition costs.......................                 (154)                   261
   Deferred federal income taxes...........................                 (347)                   637
                                                                -----------------     -----------------
   Sub-total...............................................                  616                 (1,261)
                                                                -----------------     -----------------
Balance, end of year.......................................     $          1,752      $           1,136
                                                                =================     =================

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1997 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $26 million, $93 million and $7 million, respectively.

4.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:



                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Balance, beginning of year ............................       $        6,291   $        6,088   $     6,403
Capitalization of commissions, sales and issue expenses                1,049              931           919
Amortization and other adjustments.....................               (1,192)            (989)         (783)
Change in unrealized investment gains .................                 (154)             261          (451)
                                                              --------------   --------------   -----------
Balance, end of year ..................................       $        5,994   $        6,291   $     6,088
                                                              ==============   ==============   ===========


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31 are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Life insurance ............................................     $         46,712      $          44,118
Annuities .................................................               15,469                 14,828
Other contract liabilities ................................                3,400                  5,009
                                                                -----------------     -----------------
Future policy benefits ....................................     $         65,581      $          63,955
                                                                =================     =================

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves:


          PRODUCT                  MORTALITY                INTEREST RATE            ESTIMATION METHOD
-------------------------     ------------------------      ---------------          ------------------------
Life insurance                Generally rates               2.5% to 7.5%             Net level premium
                              guaranteed in calculating                              based on non-forfeiture
                              cash surrender values                                  interest rate

Individual immediate          1983 Individual               3.25% to 11.25%          Present value of
annuities                     Annuity Mortality                                      expected future payments
                              Table with certain                                     based on historical
                              modifications                                          experience

Group annuities in            1950 Group                    3.75% to 17.35%          Present value of
payout status                 Annuity Mortality                                      expected future payments
                              Table  with certain                                    based on historical
                              modifications                                          experience

Other contract liabilities    --                            6.0% to 7.0%             Present value of
                                                                                     expected future payments
                                                                                     based on historical
                                                                                     experience

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional non-participating annuities. A liability of $1,645 million and $1,320 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1997 and 1996, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                          1997            1996
                                                                       ---------       ---------
                                                                             (IN MILLIONS)
     Individual annuities........................................      $   5,695       $   6,408
     Group annuities & guaranteed investment contracts...........         19,053          21,706
     Interest-sensitive life contracts...........................          3,160           2,888
     Dividend accumulations......................................          5,033           5,007
                                                                       ---------       ---------
     Policyholders' account balances.............................      $  32,941       $  36,009
                                                                       =========       =========

     Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                               WITHDRAWAL/
    PRODUCT                                      INTEREST RATE              SURRENDER CHARGES
    -----------------------------------   ------------------------    -------------------------------------
    Individual annuities                  3.1% to 6.6%                0% to 8% for up to 8 years

    Group annuities                       5.0% to 12.7%               Contractually  limited  or  subject to
                                                                      market value adjustments

    Guaranteed investment contracts       3.9% to 14.34%              Subject  to  market  value  withdrawal
                                                                      provisions  for  any  funds  withdrawn
                                                                      other than for benefit  responsive and
                                                                      contractual payments

    Interest sensitive life contracts     4.0% to 6.5%                Various up to 10 years

    Dividend accumulations                3.0% to 4.0%

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     OTHER POLICYHOLDERS' LIABILITIES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expense for property and casualty and accident and health insurance, which is included in "Other policyholder's liabilities" at December 31:

                                                                          1997         1996          1995
                                                                      ----------    ----------    ----------
                                                                                  (IN MILLIONS)
     Balance at January 1.........................................    $    6,043    $    5,933    $    7,983
       Less reinsurance recoverables..............................           563           572           865
                                                                      ----------    ----------    ----------

     Net balance at January 1.....................................         5,480         5,361         7,118
                                                                      ----------    ----------    ----------

     Incurred related to:
       Current year...............................................        10,691        10,281        10,534
       Prior years................................................            11           (91)          141
                                                                      ----------    ----------    ----------

     Total incurred...............................................        10,702        10,190        10,675
                                                                      ----------    ----------    ----------

     Paid related to:
       Current year...............................................         7,415         7,497         7,116
       Prior years................................................         2,651         2,574         2,800
                                                                      ----------    ----------    ----------

     Total paid...................................................        10,066        10,071         9,916
                                                                      ----------    ----------    ----------
     Less Reinsurance
       Segment....................................................            --            --         2,516
                                                                      ----------    ----------    ----------

     Net balance at December 31...................................         6,116         5,480         5,361
       Plus reinsurance recoverables..............................           543           563           572
                                                                      ----------    ----------    ----------

     Balance at December 31.......................................    $    6,659    $    6,043    $    5,933
                                                                      ==========    ==========    ==========

     The changes in provision for claims and claim adjustment expenses related to prior years of $11 million, $(91) million and $141 million in 1997, 1996 and 1995, respectively, are due to such factors as changes in claim cost trends in healthcare, an accelerated decline in indemnity health business, and lower than anticipated property and casualty unpaid claims and claim adjustment expenses.

     The other policyholders' liabilities presented above consist primarily of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the statement of operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1997 and 1996 included above are discounted using interest rates ranging from 6.0% to 7.5%.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                                         1997                     1996
                                                                    --------------           --------------
                                                                                (IN MILLIONS)
     Commercial paper..........................................     $        4,268           $        4,511
     Notes payable.............................................              2,151                    1,614
     Current portion of long-term debt.........................                355                      437
                                                                    --------------           --------------

          Total short-term debt................................     $        6,774           $        6,562
                                                                    ==============           ==============

     The weighted average interest rate on outstanding short-term debt was approximately 6.0% and 5.6% at December 31, 1997 and 1996, respectively.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

     LONG-TERM DEBT

     DESCRIPTION                                        MATURITY DATES          RATE             1997            1996
     ------------------------------------             -----------------    --------------      ---------       ----------
                                                                                                     (IN MILLIONS)
     Floating rate notes ("FRN")                              1998               6.5%          $       40      $      128
     Long term notes                                      1998 - 2023          4% - 12%             1,194           1,023
     Zero coupon notes                                    1998 - 1999          8.6% (a)               334             365
     Australian dollar notes                                  1997                9%                   --              55
     Canadian dollar notes                                1997 - 1998        7.0% - 9.125%            117             320
     Japanese yen notes                                   1998 - 2000         0.5% - 4.6%             178              90
     Swiss francs notes                                       1998              3.875%                120             103
     Canadian dollar FRN                                      2003               5.89%                 96              96
     Surplus notes                                        2003 - 2025        6.875% - 8.3%            986             985
     Commercial paper backed by long-term
        credit agreements                                                                           1,500           1,000
     Other notes payable                                  1998 - 2017          4% - 7.5%               63              32
                                                                                               ----------      ----------
     Sub-total.............................................................................         4,628           4,197
        Less: current portion of long-term debt............................................          (355)           (437)
                                                                                               ----------      ----------
     Total long-term debt..................................................................    $    4,273      $    3,760
                                                                                               ==========      ==========

     (a) The rate shown for zero coupon notes, which do not bear interest, represents a level yield to maturity.

     Payment of interest and principal on the surplus notes of $686 million issued after 1993 may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     Scheduled principal repayments of long-term debt as of December 31, 1997, are as follows: $357 million in 1998, $808 million in 1999, $260 million in 2000, $32 million in 2001, $1,814 million in 2002 and $1,379 million thereafter.

     At December 31, 1997, the Company had $8,257 million in lines of credit from numerous financial institutions of which $5,160 million were unused. These lines of credit generally have terms ranging from 1 to 5 years.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS

     PENSION PLANS

     The Company has one funded non-contributory defined benefit pension plan, which covers substantially all of its employees. The Company also has several non-contributory non-funded defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Prepaid and accrued pension costs are included in "Other assets" and "Other liabilities," respectively, in the Company's consolidated statements of financial position. The status of these plans as of September 30, adjusted for fourth quarter activity related to funding activity and contractual termination benefits is summarized below:


                                                                 1997                                   1996
                                                  ---------------------------------      --------------------------------
                                                       ASSETS          ACCUMULATED           ASSETS          ACCUMULATED
                                                       EXCEED           BENEFITS             EXCEED           BENEFITS
                                                    ACCUMULATED          EXCEED            ACCUMULATED         EXCEED
                                                      BENEFITS           ASSETS             BENEFITS           ASSETS
                                                  ---------------    --------------      --------------     -------------
                                                                                (IN MILLIONS)
     Actuarial present value of
       benefit obligation:
       Vested benefit obligation..............      $     (4,129)     $       (205)        $    (3,826)     $        (180)
                                                    ============      ============         ===========      =============

       Accumulated benefit obligation.........      $     (4,434)     $       (226)        $    (4,121)     $        (198)
                                                    ============      ============         ===========      =============

     Projected benefit obligation.............      $     (5,238)     $       (319)        $    (4,873)     $        (274)

     Plan assets at fair value................             8,489                --               7,306                 --
                                                    ------------      ------------         -----------      -------------
     Plan assets in excess of (less than)
       projected benefit obligation...........             3,251              (319)              2,433               (274)
     Unrecognized transition amount...........              (662)                1                (769)                 1
     Unrecognized prior service cost..........               317                10                 356                 11
     Unrecognized net (gain) loss.............            (1,689)               45                (916)                16
     Additional minimum liability.............                --               (11)                 --                (10)
     Effect of fourth quarter activity........               (67)                4                 (98)                 4
                                                    ------------      ------------         -----------      -------------
     Prepaid (accrued) pension cost
       at December 31.........................      $      1,150      $       (270)        $     1,006      $        (252)
                                                    ============      ============         ===========      =============

     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,022 million and $5,668 million are included in Separate Account assets and liabilities at December 31, 1997 and 1996, respectively.

     Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 consolidated financial position or results of operations.

     During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1997 that their employment had been terminated. During 1997, the Prudential Retirement Plan Document, a component of the Merged Retirement Plan was amended to extend the contractual termination benefits to December 31, 1998. Costs related to these amendments are reflected below in contractual termination benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     Net periodic pension income included in "General and administrative expenses" in the Company's consolidated statement of operations for the years ended December 31, 1997, 1996 and 1995 include the following components:


                                                                     1997                1996                 1995
                                                                --------------       -------------       --------------
                                                                                     (IN MILLIONS)
     Service cost-benefits earned during the year.........      $          127       $         140       $          133
     Interest cost on projected benefit obligation........                 376                 354                  392
     Actual return on plan assets.........................              (1,693)               (748)              (1,288)
     Net amortization and deferral........................               1,012                  73                  629
     Contractual termination benefits.....................                  30                  63                   --
                                                                --------------       -------------       --------------
     Net periodic pension income..........................      $         (148)      $        (118)      $         (134)
                                                                ==============       =============       ==============

     The assumptions at September 30 used by the Company are to calculate the projected benefit obligations as of that date and determine the pension expense for the following fiscal year:


                                                                       1997                1996                 1995
                                                                  --------------       -------------       --------------

     Discount rate..........................................           7.25%               7.75%                7.50%

     Rate of increase in compensation levels................           4.50%               4.50%                4.50%

     Expected long-term rate of return on plan assets.......           9.50%               9.50%                9.00%

     OTHER POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service, or under circumstances after age 50 with at least 20 years of continuous service.

     The Company has elected to amortize its transition obligation over 20 years. Post-retirement benefits are funded as considered necessary by Company management. The Company's funding of its postretirement benefit obligations totaled $43 million, $38 million and $94 million in 1997, 1996 and 1995, respectively.

     In 1995 the Company modified the restrictions on certain post-retirement plan assets to allow these assets to be used for benefits related to both active and retired employees. Formerly, these benefits were available only for retired employees. In connection with this modification, the Company transferred $120 million from one of these plans in 1995. Of the $120 million transferred, $45 million went to Union Post-Retirement Benefits and $75 million went to Union Medical Benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The status of the plan at September 30, adjusted for assets transferred to the plan in the fourth quarter, is provided below. Accrued post-retirement benefit costs are included in "Other liabilities" in the Company's consolidated statement of financial position.

                                                                                  1997            1996
                                                                               ----------      ----------
                                                                                     (IN MILLIONS)
     Accumulated postretirement benefit obligation (APBO):
        Retirees..........................................................     $  (1,516)      $  (1,423)
        Fully eligible active plan participants...........................           (36)            (35)
        Other active plan participants....................................          (576)           (544)
                                                                               ---------       ---------
           Total APBO.....................................................        (2,128)         (2,002)
     Plan assets at fair value............................................         1,354           1,313
                                                                               ---------       ---------
     Funded status........................................................          (774)           (689)
     Unrecognized transition amount.......................................           707             787
     Unrecognized net gain ...............................................          (364)           (428)
     Effects of fourth quarter activity...................................            33              28
                                                                               ---------       ---------
     Accrued postretirement benefit cost at December 31...................     $    (398)      $    (302)
                                                                               =========       =========

     Plan assets with respect to this coverage consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,044 million and $1,003 million of Company insurance policies and contracts at December 31, 1997 and 1996, respectively.

     Net periodic postretirement benefit cost included in "General and administrative expenses" for the years ended December 31, 1997, 1996 and 1995 includes the following components:


                                                                       1997           1996            1995
                                                                    ----------     -----------     -----------
                                                                                  (IN MILLIONS)
     Service cost..............................................    $        38     $        45     $        44
     Interest cost.............................................            149             157             169
     Actual return on plan assets..............................           (120)           (105)           (144)
     Net amortization and deferral.............................             70              53             111
                                                                   -----------     -----------     -----------
     Net periodic postretirement benefit cost..................    $       137     $       150     $       180
                                                                   ===========     ===========     ===========

     The following assumptions at September 30 are used to calculate the APBO as of that date and determine postretirement benefit expense for the following fiscal year:


                                                                       1997            1996            1995
                                                                     ---------       ---------       ---------
     Discount rate.............................................          7.25%           7.75%           7.50%
     Rate of increase in compensation levels...................           4.5%            4.5%            4.5%
     Expected long-term rate of return on plan assets..........           9.0%            9.0%            8.0%
     Health care cost trend rates..............................      8.2-11.8%       8.5-12.5%       8.9-13.3%
     Ultimate health care cost trend rate after gradual
     decrease until 2006.......................................           5.0%            5.0%            5.0%


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The effect of a 1% increase in health care cost trend rates for each future year on the following costs at December 31, are as follows:


                                                                     1997             1996             1995
                                                                  ----------       ----------       ----------
                                                                                  (IN MILLIONS)
     Accumulated postretirement benefit obligation............    $    (218)       $    (207)       $    (217)
     Service and interest costs...............................           24               25               27

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1997 and 1996 was $144 million and $156 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to three percent of annual salary, resulting in $63 million, $57 million, and $61 million of expenses included in "General and administrative expenses" for 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                                     1997             1996             1995
                                                                  ---------        ---------        ---------
                                                                                 (IN MILLIONS)
     Current tax expense (benefit):
     U.S......................................................    $    (158)       $     255        $   1,189
     State and Iocal..........................................           48              103               38
     Foreign..................................................           64               48               66
                                                                  ---------        ---------        ---------
     Total....................................................    $     (46)       $     406        $   1,293
                                                                  =========        =========        =========

     Deferred tax expense (benefit):
     U.S......................................................    $     227        $    (442)       $    (166)
     State and Iocal..........................................            3               (2)             (10)
     Foreign..................................................           33               54                9
                                                                  ---------        ---------        ---------
     Total....................................................    $     263        $    (390)       $    (167)
                                                                  =========        =========        =========

     Total income tax expense.................................    $     217        $      16        $   1,126
                                                                  =========        =========        =========

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                                        1997         1996         1995
                                                                      --------     --------     --------
                                                                                 (IN MILLIONS)
     Expected federal income tax expense..........................    $    290     $    382     $    829
     Equity tax...................................................         (91)        (365)         163
     State and local income taxes.................................          51          100           28
     Tax-exempt interest and dividend received deduction..........         (67)         (50)         (77)
     Other........................................................          34          (51)         183
                                                                      --------     --------     --------
     Total income tax expense.....................................    $    217     $     16     $  1,126
                                                                      ========     ========     ========


     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                         1997             1996
                                                                       -------          --------
                                                                             (IN MILLIONS)
     Deferred tax assets
       Insurance reserves..........................................   $  1,482          $  1,316
       Policyholder dividends......................................        250               257
       Net operating loss carryforwards............................         80               268
       Depreciation................................................         --                44
       Litigation related reserves.................................        178               297
       Employee benefits...........................................         42                10
       Other.......................................................        360               329
                                                                      --------          --------
       Deferred tax assets before valuation allowance..............      2,392             2,521
       Valuation allowance.........................................        (18)              (36)
                                                                      --------          --------
       Deferred tax assets after valuation allowance...............      2,374             2,485
                                                                      --------          --------
     Deferred tax liabilities
       Investments.................................................      1,867             1,183
       Deferred acquisition costs..................................      1,525             1,707
       Depreciation................................................         36                --
       Other.......................................................         73               110
                                                                      --------          --------
       Deferred tax liabilities....................................      3,501             3,000
                                                                      --------          --------
     Net deferred tax liability....................................   $  1,127          $    515
                                                                      ========          ========


     The Company's income taxes payable of $500 million and $1,544 million includes a $627 million current income tax receivable at December 31, 1997 and a $1,029 million current income taxes payable at December 31, 1996.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its net deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1997, the Company had state non-life operating loss carryforwards for tax purposes approximating $800 million.

     The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments, however, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

9.   EQUITY

     RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP:


                                                                          1997         1996         1995
                                                                        --------     --------     --------
                                                                                   (IN MILLIONS)
     STATUTORY NET INCOME...........................................    $  1,471     $  1,402     $    478
     Adjustments to reconcile to net income on a GAAP basis:
       Insurance revenues and expenses..............................          12         (478)        (496)
       Income taxes.................................................         601          439         (596)
       Valuation of investments.....................................         (62)         121           --
       Realized investment gains....................................         702          327        1,562
       Litigation and other reserves................................      (1,975)        (906)          --
       Other, net...................................................        (139)         173          295
                                                                        --------     --------     --------
     GAAP NET INCOME................................................    $    610     $  1,078     $  1,243
                                                                        ========     ========     ========



                                                                          1997         1996
                                                                        --------     --------
                                                                             (IN MILLIONS)
     STATUTORY SURPLUS..............................................    $  9,242     $  9,375
     Adjustments to reconcile to equity on a GAAP basis:
       Deferred policy acquisition costs............................       5,994        6,291
       Valuation of investments.....................................       8,067        5,624
       Future policy benefits and policyholder account balances.....      (2,906)      (1,976)
       Non-admitted assets..........................................       1,643        1,285
       Income taxes.................................................      (1,070)        (654)
       Surplus notes................................................        (986)        (985)
       Other, net...................................................        (266)        (437)
                                                                        --------     --------
     GAAP EQUITY....................................................    $ 19,718     $ 18,523
                                                                        ========     ========


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   EQUITY (CONTINUED)

     The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

10.  OPERATING LEASES

     The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1997, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                   (IN MILLIONS)

     1998........................................     $    313

     1999........................................          277

     2000........................................          230

     2001........................................          201

     2002........................................          171

     Remaining years after 2002..................          833
                                                   -----------

     Total.......................................     $  2,025
                                                   ===========



     Rental expense incurred for the years ended December 31, 1997 and 1996 was approximately $352 million and $343 million, respectively.


11.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax loss of $297 million was recorded in 1995.

     On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. It has also liquidated certain mortgage-backed securities and extended warehouse losses, asset write downs, and other costs directly related to the planned sale. The Company recorded an after-tax loss in 1995 of $98 million which includes operating gains and losses, asset write downs and other costs directly related with the planned sale. The net assets of the mortgage banking segment at December 31, 1995 was $78 million, comprised of $4,293 million in assets and $4,215 million in liabilities.

     On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FIXED MATURITIES AND EQUITY SECURITIES

     Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, the fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

     POLICY LOANS

     The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

     POLICYHOLDERS' ACCOUNT BALANCES

     Fair values of policyholders' account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1997                               1996
                                                 --------------------------       ------------------------------
                                                   CARRYING      ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT       FAIR VALUE           AMOUNT         FAIR VALUE
                                                 ------------   -----------       ------------    --------------
FINANCIAL ASSETS:                                                         (IN MILLIONS)
Other than trading:
-------------------
   Fixed maturities:
      Available for sale.......................   $    75,270   $    75,270        $    66,553       $    66,553
      Held to maturity.........................        18,700        19,894             20,403            21,362
   Equity securities...........................         2,810         2,810              2,622             2,622
   Mortgage loans on real estate...............        16,004        17,153             17,097            17,963
   Policy loans................................         6,827         6,994              6,692             6,613
   Securities purchased under
      agreements to resell ....................         8,661         8,661              5,347             5,347
   Cash collateral for borrowed securities.....         5,047         5,047              2,416             2,416
   Short-term investments......................        12,106        12,106              9,294             9,294
   Cash .......................................         3,636         3,636              2,091             2,091
   Separate Accounts assets....................        74,046        74,046             63,358            63,358
   Derivative financial instruments............            24            35                 16                32

Trading:
--------
   Trading account assets......................         6,044         6,044              4,219             4,219
   Receivables from broker-dealer clients......         6,273         6,273              5,281             5,281
   Derivative financial instruments............           979           979                904               904


FINANCIAL LIABILITIES:

Other than trading:
-------------------
   Policyholders' account balances.............        32,941        33,896             36,009            37,080
   Securities sold under
      agreements to repurchase.................        12,347        12,347              7,503             7,503
   Cash collateral for loaned securities.......        14,117        14,117              8,449             8,449
   Short-term and long-term debt...............        11,047        11,020             10,322            10,350
   Securities sold but not yet purchased.......         3,533         3,533              1,900             1,900
   Separate Accounts liabilities...............        73,658        73,658             62,845            62,845
   Derivative financial instruments............            32            47                 32                45

Trading:
--------
   Payables to broker-dealer clients...........         3,338         3,338              3,018             3,018
   Derivative financial instruments ...........         1,088         1,088              1,120             1,120

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1997 and 1996. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   7,759    $     394    $     61    $      --    $   7,820    $    395    $     394
   Liabilities.........        6,754          489          13            3        6,767         493          491

Forwards:
   Assets..............       29,511          429       1,031           23       30,542         452          452
   Liabilities.........       29,894          459         647            7       30,541         466          466

Futures:
   Assets..............        4,103           51          46           --        4,149          51           51
   Liabilities.........        3,064           50       3,320           21        6,384          71           71

Options:
   Assets..............        6,893          105         239           --        7,132         105          105
   Liabilities.........        4,165           90           5           --        4,170          90           90

Loan Commitments:
   Assets..............           --           --         317           12          317          --           12
   Liabilities.........           --           --         524           16          524          --           16
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  48,266    $     979    $  1,694    $      35    $  49,960    $  1,003    $   1,014
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  43,877    $   1,088    $  4,509    $      47    $  48,386    $  1,120    $   1,134
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   8,080    $     481    $    398    $      10    $   8,478    $    481    $     491
   Liabilities.........        8,316          756         139           17        8,455         771          773

Forwards:
   Assets..............       24,275          367         489           13       24,764         376          380
   Liabilities.........       20,103          308         920           10       21,023         318          318

Futures:
   Assets..............        2,299           24           3           --        2,302          24           24
   Liabilities.........        2,573           30       1,087            6        3,660          36           36

Options:
   Assets..............        2,981           32       2,083            7        5,064          39           39
   Liabilities.........        2,653           26         437           12        3,090          27           38

Loan Commitments:
   Assets..............           --           --         163            2          163          --            2
   Liabilities.........           --           --         445           --          445          --           --
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  37,635    $     904    $  3,136    $      32    $  40,771    $    920    $     936
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  33,645    $   1,120    $  3,028    $      45    $  36,673    $  1,152    $   1,165
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========


     CREDIT RISK

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 95% of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

     Net trading revenues for the years ended December 31, 1997, 1996 and 1995 relating to forwards, futures and swaps were $54 million, $37 million, $(8) million; $42 million, $32 million, $(11) million; and $110 million, $42 million, $3 million respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1997 and 1996 were $1,015 million and $881 million, respectively, and for derivatives in a liability position were $1,166 million and $1,038 million, respectively. Of those derivatives held for trading purposes at December 31, 1997, 52% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1997, 72% of notional consisted of interest rate derivatives and 28% consisted of foreign currency derivatives.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

     OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

     The fair value of asset positions in these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $1,014 million and $936 million at December 31, 1997 and 1996, respectively.

14.  CONTINGENCIES AND LITIGATION

     FINANCIAL GUARANTEE AGREEMENT

     In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. Gibraltar also has entered into several quota share reinsurance arrangements with Pru Re whereby certain medical malpractice, direct insurance and casualty reinsurance pool risks previously underwritten by Pru Re prior to June 30, 1995 were ceded to Gibraltar. The Company has guaranteed Gibraltar's obligations arising under each of these contracts subject to a limit of $375 million for the stop-loss agreement and $400 million for the other agreements. Through December 31, 1997, Gibraltar has incurred $285 million in losses under the stop-loss agreement, including $45 million in 1997. Gibraltar has paid $165 million to Pru Re under the stop-loss agreement. The Company has not been required to fund losses arising under the other arrangements.

     ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

     Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     MANAGED CARE REIMBURSEMENT

     In 1997, the Company continued to review its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. The estimated cost to the Company for these reimbursements increased by $115 million in 1997, bringing the total provision to $265 million. As of December 31, 1997, $163 million has been paid or credited to customers. It is the opinion of management that the remaining reserves of $102 million at December 31, 1997 represent a reasonable estimate of remaining reimbursements to customers and other related costs.

     LITIGATION

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Three putative class actions and approximately 677 individual actions were pending against the Company in the United States as of January 31, 1998 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper. Based on the findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the federal court in New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

     The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the United States District Court for the District of New Jersey in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

     The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement is presently on appeal to the U.S. Court of Appeals for the Third Circuit. The appellants claim that the District Court erred in certifying a class and in finding that the terms of the settlement are fair to the class.

     Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

     The owners of approximately 1.16 million policies responded to these notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. Approximately 635,000 claim forms were completed and returned as of January 31, 1998. Management does not believe the number of ADR claims that will be completed and returned will increase significantly. In addition, the owners of approximately 510,000 policies indicated an interest in a Basic Claim Relief remedy. The ADR process requires that individual claim files be reviewed by one or more independent claim evaluators. Management does not believe costs associated with providing Basic Claim Relief will be material to the Company's financial position or results of operations.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     In 1996, the Company recorded in its Statement of Operations, the minimum cost of $410 million as agreed to in the settlement. Management had no better information available at that time upon which to make a reasonable estimate of losses. Management now has additional information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this additional information, in 1997, management had increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes of which $1.80 billion has been funded in a settlement trust as described in Note 3. While management believes these are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.

15.  SUBSEQUENT EVENTS

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly-traded company. The Company has begun discussions with the New Jersey Department of Banking and Insurance, leaders in the New Jersey State Legislature, as well as other key regulatory agencies around the country. The New Jersey State Legislature must first pass a law permitting demutualization. The New Jersey Department of Banking and Insurance, the Company's Board and a majority of participating policyholders must ultimately approve the Company's plan for demutualization.

                                    * * * * *